                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.      )
               -----

FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(C)or Sec. 240.14a-12
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

THE AAL MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)

THE AAL MUTUAL FUNDS
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

The AAL Mutual Funds
625 Fourth Avenue South
Minneapolis, MN  55415

December 30, 2003

Dear Shareholder:

Since Thrivent Financial for Lutherans was formed through the merger of Aid Association for Lutherans and Lutheran Brotherhood, several changes have occurred to combine the best of both former organizations. The proposals described in this proxy statement are an important step in combining the best of both organizations' mutual fund families.

Since the merger, considerable planning and preparation has been done to create the foundation for the new Thrivent family of mutual funds. The primary goal is to provide substantial value to shareholders through consistent competitive performance, enhanced shareholder services and a growing business with an excellent reputation. Thrivent Financial expects to build on its many strengths as a money manager while also addressing areas that need improvement.

Your Board of Trustees and Thrivent Financial are working together to develop action steps that, taken together, are expected to benefit shareholders. They include:

..    The merger of The Lutheran Brotherhood Family of Funds into The AAL Mutual
     Funds, placing all of the Funds under a single Board of Trustees.
..    Investment of $4-5 million to enhance the quality of Thrivent's asset management capabilities, including hiring investment professionals and making infrastructure investments to support investment research.
..    New product names using the Thrivent brand.
..    Expanded product offerings.
..    Enhanced transfer agent services that will increase shareholder access to account information and facilitate ease of share transactions.
..    Greater investment choice through access to an expanded array of money managers.
..    Advisory fee changes for certain funds to bring the fees more in line with industry peers.
..    Waiving advisory fee increases on select funds through December 2005.

Some of these changes require shareholder approval. Others will be implemented on shareholders' behalf by Thrivent Financial working with the Board of Trustees.

The Trustees also reviewed the Board's structure and membership in light of these recommendations. The Trustees recommend that the Board consist of seven independent Trustees and one representative from Thrivent Financial, with an independent board member serving as Board chairperson. The Board believes these actions reflect emerging best practices in the mutual fund industry.

The Board of Trustees unanimously recommends that you vote FOR each of the proposals in the proxy statement. The Board has determined that these proposals will benefit the Funds and their shareholders.

A special shareholder meeting is scheduled for March 9, 2004, to consider these proposals. It is very important that you vote on all of these proposals. You may vote by telephone, Internet or mail. Please read this proxy statement and cast your vote using the enclosed voting instruction form. You may attend the meeting, but you do not need to do so.

In the midst of these exciting changes, your Board is committed to ensuring that the Trust operates in a manner that is deserving of your trust. This is especially important at a time when shareholders' confidence in money managers and fund families is being shaken. It is a commitment that we, as well as Thrivent Financial, take very seriously.

                                                         Sincerely,
                                                         JOHN O. GILBERT
                                                         Chairman

12/05/03
12:06 PM
Marie Uhrich

                               Questions & Answers
                    For Shareholders of The AAL Mutual Funds

     The Board of Trustees of The AAL Mutual Funds has provided the following questions and answers to clarify and summarize the proposals in this proxy statement. Your vote is very important. The Board unanimously supports these proposals and encourages you to read the full proxy statement and vote as soon as possible by phone, Internet, or mail.

Q:   What changes are proposed?

A:   The Board of Trustees proposes the following changes to:

     . The composition of the Board of Trustees. In addition to the existing four independent Trustees, the Board has nominated four nominees with outstanding credentials.

     . Modify or eliminate certain investment restrictions to modernize and standardize investment policies.

     . The AAL Mutual Funds Declaration of Trust to increase flexibility for the Board of Trustees, modernize the document, and reduce the need for costly shareholder meetings in the future.

     . The AAL Equity Income Fund investment objective to provide greater flexibility for the Fund to invest in a broader range of securities.

     . The investment advisory agreement for two funds. This will increase the investment advisory fees for services provided to The AAL International Fund and The AAL Equity Income Fund to bring fees more in line with industry peers. Thrivent Investment Management (the adviser) will waive the increase in investment advisory fees through at least December 31, 2005.

     . Permit the adviser, with Board approval, to hire or change subadvisers or change subadvisory agreements without shareholder approval, reducing time delays and the need for costly shareholder meetings in the future.

Q:   Why are these changes proposed?

A: Aid Association for Lutherans and Lutheran Brotherhood merged in January 2002 to form Thrivent Financial for Lutherans. The changes outlined in the proxy statement are part of a multi-phase plan to merge and integrate the governance and operations of the retail mutual funds sponsored by the adviser. The Board has approved

          .    a single investment company for each of the funds sponsored by the adviser, and
          .    mergers of several existing funds.

     At a later date, shareholders of The Lutheran Brotherhood Family of Funds will be asked to approve their merger into The AAL Mutual Funds.

Q:   Who are nominees for Trustees?

A: The nominees are the four independent Trustees of the AAL Funds (F. Gregory Campbell, Herbert Eggerding, Jr. Richard L. Gady, and Edward W. Smeds) and three of the current independent trustees of The Lutheran Brotherhood Family of Mutual Funds (Noel K. Estenson, Jodi L. Harpstead, and Connie M.
     Levi), and one representative from Thrivent Financial, Pamela J. Moret. Ms. Moret is currently President of the Funds and an Executive Vice President of Thrivent Financial for Lutherans.

Q:   Why are the Trustees nominated now?

A:   The timing is related to the merger and integration progress.

Q.   Why is the Board composition changing?

A. The current Board of Trustees consists of four independent Trustees and two representatives of Thrivent Financial. If the nominees are elected, the size of the Board will increase to eight members and seven out of the eight Trustees will be independent. The Board believes that increasing the percentage of independent Trustees reflects emerging best practices in the mutual fund industry and will enhance the effective oversight of the funds. This change will also allow the funds to benefit from the additional expertise and experience of the current independent trustees of The Lutheran Brotherhood Family of Funds.

     The Board has conducted its business through joint meetings with the directors of the Lutheran Brotherhood Family of Funds since June 2002. The board composition proposal acknowledges the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the improved ability to provide consistent supervision and oversight through a combined board.

Q:   Who will lead the Board of Trustees?

A: The Board recommends that an independent Trustee serve as the Board chair. The Board expects to select a chair from among the independent trustees in 2004 following the shareholder meeting.

Q:   Why are the investment restrictions being changed?

A: Shareholder approval is required to change a fund's "fundamental" investment restrictions. The proposed changes will modernize and standardize investment policies and practices among the funds.

Q: Will the proposed changes to the investment restrictions result in changes to the strategies used by the adviser to manage the portfolios?

A. No. If the changes are approved, the adviser will continue to manage each fund using substantially the same investment strategies as are currently used in managing each fund.

Q.   Why is the Board proposing to change the lending restriction?

A: The change to the lending restriction will permit the funds, subject to obtaining SEC approval, to establish an interfund lending program. Under this program, the funds would be allowed to lend and borrow cash for temporary purposes to and from each other and other mutual funds sponsored by the adviser and its affiliates, which should result in savings for the funds. The interfund lending program also would provide liquidity to the Funds to meet higher than normal redemption requests following a disaster such as the events of September 11, 2001.

Q:   Why are changes to the Declaration of Trust proposed?

A: The proposed amendments to the Declaration of Trust will increase flexibility for the Board of Trustees, modernize the Trust's provisions, and reduce the need for costly shareholder meetings in the future.

Equity Income Fund and International Fund Only

Q: Why is a change to the investment objective of the Equity Income Fund proposed?

A: The Board believes that a Large Cap value style of investing will provide the Fund with more flexibility and allow it to invest in a broader range of securities than a style that more narrowly limits the types of securities in which the Fund may invest. While there is substantial overlap between income-producing equity securities and "value" securities, there are value securities that are not currently distributing income. Although current income is expected to be one of the results of a value investment style, it will not be the Fund's investment objective.

Q:   What advisory fee changes are proposed?

A: International Fund shareholders are asked to approve an advisory fee increase from a current annual rate ranging from 0.65% of average daily net assets for assets up to $50 million and 0.60% for assets greater than that amount, to a new schedule with gradually decreasing rates, ranging from 0.80% of assets up to $500 million to 0.675% for assets of more than $5 billion. While this would be an additional 0.18% fee on current assets, the advisory fees would be lower than 66% of the funds in the International Fund's Lipper Peer Group. Lipper is a well-known objective mutual fund and variable product reporting agency that collects and provides competitive data. The Lipper Peer Group is a group of funds selected by Lipper that are chosen for comparability and used for various expense comparisons.

     Equity Income Fund shareholders are asked to approve an advisory fee increase from a current annual fee of 0.45% of average daily net assets to a new schedule with gradually decreasing rates ranging from 0.65% for assets up to $500 million to 0.50% for assets of more than $5 billion. While this would be an additional 0.20% fee on current assets, the advisory fees would be lower than 86% of the funds in the Equity Income Fund's Lipper Peer Group.

Q:   Why does the Board of Trustees support these advisory fee changes?

A: The Board of Trustees supports the advisory fee changes for these two funds because:

     . The adviser has committed to invest $4-5 million to enhance the quality of its asset management capabilities, including hiring investment and administrative support professionals and making infrastructure investments to support investment research.

     . The current International Fund and the Equity Income Fund advisory fees are significantly lower than comparable Lipper Peer Group funds. In fact, each fund currently has the lowest advisory fee of the 15 funds in their Lipper Peer Group.

     . After the advisory fee increase, the International Fund and Equity Income Fund advisory fees will be lower than 66% and 86%, respectively, of their Lipper Peer Group funds.

     . The adviser has agreed to waive the advisory fee increase on both the International Fund and the Equity Income Fund through at least December 31, 2005.

Q: Why does the Board endorse having the ability to hire or change subadvisers or subadvisory agreements without shareholder approval?

A: The Board believes the proposal will benefit shareholders by allowing the adviser, with Board approval, to access broader money management expertise and hire or replace subadvisers without the delay and expense of a shareholder meeting. This is especially true in today's rapidly changing securities markets. The management of fund assets can be addressed swiftly as changes may be needed. The funds have obtained an SEC order that permits the adviser to operate the funds as manager-of-managers funds as long as shareholder approval is obtained and certain other information is provided to shareholders before any changes are made.

Q: Does the adviser intend to recommend that any of the funds hire or change a subadviser?

A: Yes. The Board expects to consider plans for new subadvisers for the Small Cap Value Fund and the International Fund. If Proposal 6 is adopted, the new subadvisers could be hired without the expense of a shareholder meeting. No other changes currently are planned.

Q:   Will I be notified of any changes to my fund's subadvisory arrangements?

A: Yes. Within 90 days of any subadviser changes, the fund will inform you of the changes.

Q: Who pays the costs of this Special Shareholder Meeting and proxy solicitation?

A: The adviser will pay all of the shareholder meeting and proxy solicitation expenses. It will not be paid for out of fund assets.

Q:   How does the Board recommend that I vote on these proposals?

A: The Board of Trustees unanimously recommends that you vote FOR each of the proposals.

Q:   Why should I vote?

A: Every vote is important and the Board encourages you to return your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes are obtained to hold the shareholder meeting as scheduled, without the time and expense required for additional proxy solicitation.

Q:   How can I vote?

A:   You may vote using one of three methods:

     . Internet - Use the web site listed on the enclosed voting instruction card.

     . Telephone - Use the phone number on the enclosed voting instruction card.

     . By Mail - Date and sign the enclosed voting instruction card and return it in the enclosed postage-paid envelope.

Q:   When should I vote?

A: Please vote as soon as possible by mail, telephone, or the Internet. This will help avoid the additional follow-up costs.

Q. Who should I call if I have questions about the proposals in the proxy statement?

A.   Call 1-877-802-3594 with your questions.

Q:   How can I get more information about the funds?

A: You may order a prospectus, annual report or the Statement of Additional Information for the Fund by:

     Telephone - 1-800-THRIVENT (1-800-847-4836) and select option 1

     Mail - 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

     Internet - www.thrivent.com.

     The AAL Technology Stock Fund      The AAL Large Company Index Fund II
     The AAL Aggressive Growth Fund     The AAL Equity Income Fund
     The AAL Small Cap Stock Fund       The AAL Balanced Fund
     The AAL Small Cap Index Fund II    The AAL High Yield Bond Fund
     The AAL Small Cap Value Fund       The AAL Municipal Bond Fund
     The AAL Mid Cap Stock Fund         The AAL Bond Fund
     The AAL Mid Cap Index Fund         The AAL Bond Index Fund
     The AAL Mid Cap Index Fund II      The AAL Money Market Fund
     The AAL International Fund         The AAL U.S. Government Zero Coupon
     The AAL Capital Growth Fund           Target Fund, Series 2006
     The AAL Large Company Index Fund

                                    Series of

                              THE AAL MUTUAL FUNDS
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415
--------------------------------------------------------------------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                           To be Held on March 9, 2004
--------------------------------------------------------------------------------

     A Special Meeting of Shareholders (the "Special Meeting") of each series of The AAL Mutual Funds (the "Trust") listed above (collectively, the "Funds") will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota on March 9, 2004, at 8:30 a.m. Central Time for the following purposes:

     1.   To elect Trustees of the Trust.

     2. To amend or eliminate certain investment restrictions for certain Funds as follows:

          A.   Amend the fundamental investment restriction on diversification.

          B.   Amend the fundamental investment restriction on lending.

          C. Amend the fundamental investment restriction on borrowing and issuing senior securities.

          D. Amend the fundamental investment restriction on the purchase or sale of real estate.

          E. Amend the fundamental investment restriction on the purchase or sale of commodities.

          F. Amend the fundamental investment restriction on concentration of assets.

          G. Amend the fundamental investment restriction on underwriting the securities of other issuers.

          H. Eliminate the fundamental investment restriction on the purchase of securities on margin.

          I. Eliminate the fundamental investment restriction on short sales of securities.

          J. Eliminate the fundamental investment restriction on the pledge of assets.

          K. Eliminate the fundamental investment restriction on oil, gas, and mineral investments.

          L. Eliminate the fundamental investment restriction on restricted securities.

          M. Eliminate the fundamental investment restriction on unseasoned issuers.

          N. Eliminate the fundamental investment restriction on investments in other investment companies.

          O. Eliminate the fundamental investment restriction on control securities.

     3.   To amend The AAL Mutual Funds Declaration of Trust as follows:

          A. To amend the voting requirements for a Reorganization of the Trust or a Series of the Trust.

          B. To amend the requirements for liquidation of the Trust or any series or class of shares of the Trust and eliminate the requirement for shareholder approval of such liquidations.

          C. To eliminate the restriction on involuntary redemptions of small accounts.

     4.   To amend the investment objective of The AAL Equity Income Fund.

     5.   To approve an increase in the investment advisory fees for:

          A.   The AAL International Fund.

          B.   The AAL Equity Income Fund.

     6. To authorize Thrivent Investment Management Inc., upon approval of the Board of Trustees, to enter into or amend subadvisory agreements without shareholder approval.

     7. To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

     The Board of Trustees of the Fund has fixed the close of business on December 12, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.


                                               By Order of the Board of Trustees
                                               John O. Gilbert, Chairman

Minneapolis, Minnesota
December 30, 2003

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT

     You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card. If you are unable to be present in person, please mark, date, sign and return the enclosed proxy card. The enclosed envelope requires no postage if mailed in the United States. You also may vote by telephone or the Internet by following the instructions on the enclosed proxy card.

--------------------------------------------------------------------------------

          The AAL Technology Stock Fund      The AAL Large Company Index Fund II
          The AAL Aggressive Growth Fund     The AAL Equity Income Fund
          The AAL Small Cap Stock Fund       The AAL Balanced Fund
          The AAL Small Cap Index Fund II    The AAL High Yield Bond Fund
          The AAL Small Cap Value Fund       The AAL Municipal Bond Fund
          The AAL Mid Cap Stock Fund         The AAL Bond Fund
          The AAL Mid Cap Index Fund         The AAL Bond Index Fund
          The AAL Mid Cap Index Fund II      The AAL Money Market Fund
          The AAL International Fund         The AAL U.S. Government Zero Coupon
          The AAL Capital Growth Fund           Target Fund, Series 2006
          The AAL Large Company Index Fund

                                    Series of

                              THE AAL MUTUAL FUNDS
                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55414
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The AAL Mutual Funds (the "Trust") to be used at a Special Meeting of Shareholders and any adjournments (collectively, the "Special Meeting") of each series of the Trust listed above (each, a "Fund," and collectively, the "Funds") to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on March 9, 2004, at 8:30 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed on or about December 30, 2003.

Proposals

          The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Funds that are being solicited to approve the proposal.

     Description of Proposal                                                       Funds Affected
     -----------------------                                                       --------------
1.   Elect Trustees                                                                   All Funds

2.   Amend and eliminate certain investment policies regarding:
     A.   Diversification                                                             All Funds

     B.   Lending                                                                     All Funds

     C.   Borrowing and senior securities                                             All Funds

     D.   Real estate                                                                 All Funds

     E.   Commodities                                                                 All Funds

     F.   Asset concentration                                                         All Funds

     G.   Underwriting                                                                All Funds

     H.   Margin transactions                                                         All Funds

     I.   Short sales                                                                 All Funds

     J.   Pledge of assets                                                            All Funds

     K.   Oil, gas, and mineral investments                                           All Funds

     L.   Restricted securities                                                       All Funds

     M.   Unseasoned issuers                                                          All Funds

     N.   Investment in other investment companies                                    All Funds

     O.   Control securities                                                          All Funds

3.   Approve amendments to The AAL Mutual Funds Declaration of Trust to:

     A.   Amend the voting requirements for a Reorganization of the Trust or a        All Funds
          Series of the Trust

     B.   Amend the requirements for liquidation and eliminate the requirement        All Funds
          for shareholder approval of a liquidation

     C.   Eliminate the restriction on involuntary redemptions of small accounts      All Funds

4.   Approve an amendment to the investment objective of The AAL Equity Income        The AAL Equity Income Fund
     Fund

5.   Approve an increase of the investment advisory fees for:

     A.   The AAL International Fund                                                  The AAL International Fund

     B.   The AAL Equity Income Fund                                                  The AAL Equity Income Fund

6.   Authorize Thrivent Investment Management Inc. ("Thrivent Investment Mgt."),
     upon approval of the Board of Trustees, to enter into or materially amend        All Funds
     subadvisory agreements without shareholder approval

Quorum and Voting

Who is entitled to vote?

          Shareholders of record at the close of business on December 12, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and all adjournments thereof. The table below reflects the total number of shares of each Fund issued and outstanding as of the Record Date.

Fund                                               Number of Shares
----                                               ----------------
The AAL Technology Stock Fund
The AAL Aggressive Growth Fund
The AAL Small Cap Stock Fund
The AAL Small Cap Index Fund II
The AAL Small Cap Value Fund
The AAL Mid Cap Stock Fund
The AAL Mid Cap Index Fund
The AAL Mid Cap Index Fund II
The AAL International Fund
The AAL Capital Growth Fund
The AAL Large Company Index Fund
The AAL Large Company Index Fund II
The AAL Equity Income Fund
The AAL Balanced Fund
The AAL High Yield Bond Fund
The AAL Municipal Bond Fund
The AAL Bond Fund
The AAL Bond Index Fund
The AAL Money Market Fund
The AAL U.S. Government Zero Coupon Target Fund,
   Series 2006

          Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

How You Can Vote

          You may vote by mail, telephone or the Internet. Your vote must be received by 6:00 a.m., Central Time, on March 9, 2004. To vote by mail, date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope. To vote by telephone or the Internet, use the web site address or telephone number visit https://vote.proxy-direct.com.

          The shareholders of each Fund will vote separately on certain matters at the Special Meeting as described below, although voting instructions are being solicited through use of this combined Proxy Statement. With respect to Proposal 1 (regarding the election of Trustees of the Trust) and Proposals 3A through 3C (regarding the amendments to the Trust's Declaration of Trust), shareholders of each Fund of the Trust will vote together with each other Fund of the Trust. With respect to Proposals 2A through 2O (regarding the amendment or elimination of certain fundamental investment restrictions) and Proposal 6 (regarding authorization for the Board of Trustees and Thrivent Investment Mgt. to enter into and materially amend subadvisory agreements without shareholder approval), shareholders of each Fund will vote separately. With respect to Proposal 4 (regarding the approval of an amendment to the investment objective), only shareholders of The AAL Equity Income Fund will be entitled to vote. With respect to Proposals 5A and 5B (regarding the increase in the investment advisory fees for The AAL International Fund and the AAL Equity Income Fund), shareholders of The AAL International Fund will vote separately on Proposal 5A and shareholders of The AAL Equity Income Fund will vote separately on Proposal 5B.

          You may revoke your voting instructions at any time prior to their use by:

     .    giving written notice of revocation to an officer of the Trust,
     . returning to an officer of the Trust a properly executed, later dated voting instruction form,
     .    voting later by telephone or Internet, or

     . attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

          Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Shares represented by the voting instructions received by the Board of Trustees in time for voting that are not revoked will be voted in accordance with the instructions noted on the signed proxy card. Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board of Trustees does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

          For purposes of considering Proposals 1 and 3, one-third of the aggregate number of shares of the Trust entitled to vote constitutes a quorum. For purposes of considering Proposals 2, 4, 5, and 6, one-third of the shares of the Fund entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum.

What is the voting requirement to pass each Proposal?

          A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Trustees (Proposal 1). Approval of Proposal 3 requires the affirmative vote of a majority of the shares cast in person or by proxy at the Special Meeting at which a quorum is present. Approval of Proposals 2, 4, 5, and 6 with respect to any affected Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Fund means the lesser of (1) the vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund. Abstentions have the same effect as votes cast against a proposal.

How is approval  being solicited?

          The Board of Trustees expects to make this solicitation primarily by mail. However, in addition to soliciting voting instructions by mail, the officers of the Trust and members of the Board of Trustees and persons affiliated with Thrivent Investment Mgt., the Fund's investment adviser, may solicit voting instructions personally or by telephone or other electronic means. The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. All of the costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by Thrivent Investment Mgt.

Additional Information about the Funds

          The financial statements of each Fund for the fiscal year ended April 30, 2003, are included in the Trust's annual report for the year ended April 30, 2003, which has been previously sent to shareholders. The Trust will provide you with a copy the annual report without charge. You may obtain a copy of the report by writing to The AAL Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free (800) 847-4836.

          As of November 28, 2003, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the indicated
Fund:

-------------------------------------------------------------------------------------------------------
                                                                                            % of
Shareholder                           Fund                               Number of Shares   Outstanding
-------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans      The AAL Technology Stock Fund I          828,255         96.74%
625 Fourth Avenue South               The AAL Aggressive Growth Fund I         695,711         95.81%
Minneapolis, MN 55415                 The AAL Small Cap Stock Fund I           103,208         17.11%
                                      The AAL Small Cap Value Fund B             1,699         26.92%
                                      The AAL Small Cap Value Fund I           301,983         51.94%
                                      The AAL Small Cap Index Fund A           674,120         26.65%
                                      The AAL Small Cap Index Fund B           102,348         34.75%
                                      The AAL Mid Cap Index Fund B             101,785         24.91%
                                      The AAL Mid Cap Index Fund I             873,572         34.61%
                                      The AAL International Fund I             121,947         34.03%
                                      The AAL Equity Income Fund I              56,864          5.57%
                                      The AAL High Yield Bond Fund             206,814         38.87%
                                      The AAL Bond Fund I                      214,851          6.87%
                                      The AAL Bond Index Fund I              1,270,428         33.76%

-------------------------------------------------------------------------------------------------------
Thrivent Investment Management Inc.   The AAL Money Market Fund I           14,719,649         14.28%
625 Fourth Avenue South
Minneapolis, MN 55415

-------------------------------------------------------------------------------------------------------
Maril & Co                            The AAL Small Cap Stock Fund I            62,278         10.33%
c/o Marshall & Ilsley Trust Co.       The AAL Municipal Bond Fund I            206,040         76.60%
P.O. Box 2977                         The AAL Bond Index Fund I                209,468          5.57%
Milwaukee, WI 53201

-------------------------------------------------------------------------------------------------------
Maril & Co.                           The AAL Money Market Fund I           13,683,947         13.28%
FBO Thrivent Financial Bank
1000 North Water Street
Milwaukee, WI 53202

-------------------------------------------------------------------------------------------------------
Maril & Co.                           The AAL International Fund I              93,024         25.96%
FBO Thrivent Financial Bank           The AAL Bond Fund I                      403,494         12.91%
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977 Milwaukee, WI 53201

-------------------------------------------------------------------------------------------------------
Miter & Co.                           The AAL Municipal Bond Fund I             33,906         12.60%
c/o Marshall & Ilsley Trust Co.       The AAL Bond Fund I                      544,690         17.43%
P.O. Box 2977                         The AAL Bond Index Fund I                901,720         23.96%
Milwaukee, WI 53201

-------------------------------------------------------------------------------------------------------
Mitra & Co.                           The AAL Small Cap Value Fund I           262,487         45.15%
c/o Marshall & Ilsley Trust Co.       The AAL Mid Cap Stock Fund I           1,439,093         73.65%
1000 North Water Street TB14          The AAL Mid Cap Index Fund I             624,803         24.75%
Milwaukee, WI 53202                   The AAL Capital Growth Fund I          1,974,805         68.84%
                                      The AAL Large Company Fund I           2,760,472         80.88%
                                      The AAL Equity Income Fund I             652,777         63.92%
                                      The AAL Balanced Fund I                9,537,952         96.12%
                                      The AAL Bond Fund I                      966,435         30.92%
                                      The AAL Bond Index Fund I                231,463          6.15%

-------------------------------------------------------------------------------------------------------
The AAL Balanced Fund                 The AAL Money Market Fund I           12,211,943         11.85%
625 Fourth Avenue South
Minneapolis, MN 55415

-------------------------------------------------------------------------------------------------------
The AAL Bond Fund                     The AAL Money Market Fund I           12,216,189         11.85%
625 Fourth Avenue South
Minneapolis, MN 55415

-------------------------------------------------------------------------------------------------------
The AAL Capital Growth Fund           The AAL Money Market Fund I           11,969,912         11.61%
FBO Olga Lundmark
222 W. College Avenue
Appleton, WI 54911

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
The AAL Equity Income Fund            The AAL Money Market Fund I            5,373,158          5.21%
625 Fourth Avenue South
Minneapolis, MN 55415

-------------------------------------------------------------------------------------------------------
The AAL Mid Cap Stock Fund            The AAL Money Market Fund I           11,656,077         11.31%
625 Fourth Avenue South
Minneapolis, MN 55415

-------------------------------------------------------------------------------------------------------
The AAL Small Cap Stock Fund          The AAL Money Market Fund I            5,293,214          5.14%
625 Fourth Avenue South
Minneapolis, MN 55415

-------------------------------------------------------------------------------------------------------

                                   PROPOSAL 1

                              Election of Trustees

Nominees/Trustees

          The purpose of this proposal is to elect the Board of Trustees of the Fund. The nominees named below include the four current independent Trustees of the Fund (F. Gregory Campbell, Herbert F. Eggerding, Jr., Richard L. Gady and Edward W. Smeds). The nominees also include three individuals that are current independent trustees and directors of The Lutheran Brotherhood Family of Funds and the LB Series Fund, Inc. (Noel K. Estenson, Jodi L. Harpstead and Connie M.
Levi) and one representative from Thrivent Financial, Pamela J. Moret. Ms. Moret is currently the President of the Fund and Executive Vice President of Thrivent Financial. (The term "independent" trustee refers to an individual that is not an "interested person" of the Fund or Thrivent Financial. A trustee is an interested person if, among other things, the individual is employed by Thrivent Financial.)

          At a meeting held on October 7, 2003, the Governance Committee nominated the current independent Trustees of the Trust as well as Mr. Estenson and Mses. Harpstead and Levi as Trustees of the Trust. At a meeting held on November 11, 2003, the Governance Committee also approved the nomination of Ms. Moret. Messrs. Campbell, Gady and Smeds have been previously elected by shareholders. The Trustees appointed Mr. Eggerding to fill a vacancy on the Board on August 27, 2003. Mr. Eggerding has served as an independent Trustee since that time but has never stood for election by shareholders. Mr. Estenson and Mses. Harpstead , Levi and Moret are being nominated for the first time to serve as Trustees of the Trust.

Reasons for the Proposal

          Since the merger of Lutheran Brotherhood and Aid Association for Lutherans to form Thrivent Financial for Lutherans in January 2002, the Board of Trustees has evaluated several alternatives for the ongoing governance of the Trust. The Board of Trustees has met jointly with the board of trustees of the other retail mutual funds and variable product funds sponsored by Thrivent Financial since June 2002.

          Currently the Board of Trustees consists of four independent Directors and two representatives of Thrivent Financial. If shareholders elect the nominees, seven out of eight Trustees will be independent. The Board of Trustees believes that this increase in the percentage of independent trustees reflects emerging best practices in the mutual fund industry and will enhance oversight of the Trust. The Trust would also benefit from the expertise and experience of the current independent Trustees of the Lutheran Brotherhood Funds. The Board has recommended that an independent Trustee serve as chair of the Board of Trustees. The independent Trustees expect to select the chair in February 2004.

          The timing of the proposal is related to a multi-phase initiative to consolidate the governance and operations of the retail mutual funds sponsored by Thrivent Financial. This effort includes the use of a single investment company for each of the retail mutual funds offered by Thrivent Financial. In connection with this effort, the Board of Trustees has also approved mergers of The Lutheran Brotherhood Family of Funds with

The AAL Mutual Funds. If the Trust obtains the necessary shareholder approval for these proposals , the retail and variable product funds offered by Thrivent Financial will have the same board composition. In approving the proposal, the Trustees took into account the substantial similarity in the investment products historically offered, the overlap in investment personnel who are responsible for these products and the greater ability to provide consistent supervision and oversight through a unified Board.

           All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies named in the proxy cards may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board of Trustees, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the nominees is provided in the following table.

Interested Trustees/1/

-----------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex
                                                     Principal       Overseen by
                                    Term of Office   Occupation(s)   Trustee or
Name, Address,   Position(s) Held   and Length of    During Past 5   Nominee for     Other Trusteeships Held by Trustee
and Age          With Fund          Time Served/2/   Years           Trustee/4/      or Nominee for Trustee
-----------------------------------------------------------------------------------------------------------------------
Pamela J.        President and      President        Executive       Ms. Moret is    Lutheran World Relief; Minnesota
Moret 625        Nominee for        since 2002       Vice            not currently   Public Radio
Fourth Avenue    Trustee                             President,      serving as a
South                                                Marketing and   Trustee or
Minneapolis,                                         Products,       Director
MN Age 47                                            Thrivent
                                                     Financial for
                                                     Lutherans
                                                     since 2002;
                                                     Senior Vice
                                                     President,
                                                     Products,
                                                     American
                                                     Express
                                                     Financial
                                                     Advisors from
                                                     2002 to 2001;
                                                     Vice
                                                     President,
                                                     Variable
                                                     Assets,
                                                     American
                                                     Express
                                                     Financial
                                                     Advisors from
                                                     1996 to 2000
-----------------------------------------------------------------------------------------------------------------------

Independent Trustees/3/

-----------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex
                                                     Principal       Overseen by
                                    Term of Office   Occupation(s)   Trustee or
Name, Address,   Position(s) Held   and Length of    During Past 5   Nominee for     Other Trusteeships Held by Trustee
and Age          With Fund          Time Served/2/   Years           Trustee/4/      or Nominee for Trustee
-----------------------------------------------------------------------------------------------------------------------
F. Gregory       Trustee            Trustee since    President,      14 of the AAL   ELCA University and College
Campbell 625                        1992             Carthage        Variable        Employees' Health Benefit Board;
Fourth Avenue                                        College         Product         ELCA Risk Management Board;
South                                                                Series Fund,    Director, Johnson Family Funds,
Minneapolis,                                                         Inc., 20 of     Inc., an investment company
MN Age 63                                                            The AAL         consisting four portfolios;
                                                                     Mutual Funds,   Kenosha Hospital and Medical
                                                                                     Center Board; Prairie School
                                                                                     Board; United Health Systems Board
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Herbert F.       Trustee            Trustee since    Management      14 of the AAL   None
Eggerding, Jr.                      2003             consultant to   Variable
625 Fourth                                           several         Product
Avenue South                                         privately       Series Fund,
Minneapolis,                                         owned           Inc., 20 of
MN Age 66                                            companies       The AAL
                                                                     Mutual Funds,
                                                                     14 of the LB
                                                                     Series Fund,
                                                                     Inc., 11 of
                                                                     The Lutheran
                                                                     Brotherhood
                                                                     Family of
                                                                     Funds
-----------------------------------------------------------------------------------------------------------------------
Richard L.       Trustee            Trustee since    Retired;        14 of the AAL   International Agricultural
Gady 625                            1987             previously      Variable        Marketing Association Board
Fourth Avenue                                        Vice            Product
South                                                President,      Series Fund,
Minneapolis,                                         Public          Inc., 20 of
MN Age 60                                            Affairs and     The AAL
                                                     Chief           Mutual Funds,
                                                     Economist,
                                                     Conagra, Inc.
                                                     (agribusiness)
-----------------------------------------------------------------------------------------------------------------------
Edward W.        Trustee            Trustee since    Retired;        14 of the AAL   Chairman of Carthage College Board
Smeds 625                           1999             previously      Variable
Fourth Avenue                                        President of    Product
South                                                Customer        Series Fund,
Minneapolis,                                         Service and     Inc., 20 of
MN Age 67                                            Operations,     The AAL
                                                     Kraft Foods     Mutual Funds,
-----------------------------------------------------------------------------------------------------------------------
Noel K.          Nominee for        Nominee for      Retired;        14 of the LB    None
Estenson 625     Trustee            Trustee          previously      Series Fund,
Fourth Avenue                                        President and   Inc., 11 of
South                                                Chief           The Lutheran
Minneapolis,                                         Executive       Brotherhood
MN Age 64                                            Officer,        Family of
                                                     CENEX, Inc.     Funds
                                                     (petroleum
                                                     products
                                                     business)
-----------------------------------------------------------------------------------------------------------------------
Jodi L.          Nominee for        Nominee for      Vice            14 of the LB    Director, Delta Dental Plan of
Harpstead  625   Trustee            Trustee          President &     Series Fund,    Minnesota
Fourth Avenue                                        General         Inc., 11 of
South                                                Manager,        The Lutheran
Minneapolis,                                         Cardiac         Brotherhood
MN Age 46                                            Surgery         Family of
                                                     Technologies    Funds
                                                     for
                                                     Medtronic,
                                                     Inc. (medical
                                                     products and
                                                     technologies
                                                     business)
                                                     since 2002;
                                                     President
                                                     Global
                                                     Marketing
                                                     and U.S.
                                                     Sales,
                                                     Cardiac
                                                     Rhythm
                                                     Management
                                                     for
                                                     Medtronic,
                                                     Inc. from
                                                     2001 to 2002;
                                                     Vice
                                                     President,
                                                     U.S. Pacing
                                                     Sales for
                                                     Medtronic,
                                                     Inc. from
                                                     1996 to 2001
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Connie M. Levi   Nominee for        Nominee for      Retired;        14 of the LB    Director, Norstan, Inc.
625 Fourth       Trustee            Trustee          previously      Series Fund,
Avenue South                                         President of    Inc., 11 of
Minneapolis,                                         the Greater     The Lutheran
MN Age 64                                            Minneapolis     Brotherhood
                                                     Chamber of      Family of
                                                     Commerce        Funds
-----------------------------------------------------------------------------------------------------------------------

Executive Officers
-----------------------------------------------------------------------------------------------------------------------
                                    Term of Office
Name, Address,   Position(s) Held   and Length of
and Age          With Fund          Time Served/2/   Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Pamela J.        President          President        Executive Vice President, Marketing and Products, Thrivent
Moret 625                           since 2002       Financial for Lutherans since 2002; Senior Vice President,
Fourth Avenue                                        Products, American Express Financial Advisors from 2002 to 2001;
South                                                Vice President, Variable Assets, American Express Financial
Minneapolis,                                         Advisors from 1996 to 2000
MN Age 47
-----------------------------------------------------------------------------------------------------------------------

Charles D.       Treasurer          Treasurer        Vice President of Investment Accounting, Thrivent Financial for
Gariboldi 625                       since 1999       Lutherans since 2002; Vice President of Investment Accounting, Aid
Fourth Avenue                                        Association for Lutherans from 1999 to 2001
South
Minneapolis,
MN Age 43
-----------------------------------------------------------------------------------------------------------------------

/1/ "Interested person" of the Trust as defined in the Investment Company Act of 1940 by virtue of a position with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial, the parent company of the adviser and an affiliate of the Trust.

/2/ Each Trustee serves an indefinite term until his or her successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the month in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

/3/ The Trustees and Nominees other than Ms. Moret are not "interested persons" of the Fund and are referred to as "Independent Trustees."

/4/ The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds, the 20 series of The AAL Mutual Funds, the 14 series of AAL Variable Product Series Fund, Inc., and the 14 series of LB Series Fund, Inc.

Committees of the Board of Trustees

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Meetings Held During
Committee    Members/1/                  Function                                                  Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
Audit        Gregory Campbell            The 1940 Act requires that the Trust's independent        2
             Herbert F. Eggerding, Jr.   auditors be selected by a majority of those Trustees
             Richard L. Gady             who are not "interested persons" (as defined in the
             Edward W. Smeds             1940 Act) of the Trust. The Audit Committee is
                                         responsible for recommending the engagement or
                                         retention of the Trust's independent accountants,
                                         reviewing with the independent accountants the plan and
                                         the results of the auditing engagement, approving
                                         professional services provided by the independent
                                         accountants prior to the performance of such services,
                                         considering the range of audit and non-audit fees,
                                         reviewing the independence of the independent
                                         accountants, reviewing the scope and results of
                                         procedures of internal auditing and reviewing the
                                         system of internal accounting control.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Contracts    Gregory Campbell            The Contracts Committee assists the Board of Trustees     The Contracts
             Herbert F. Eggerding, Jr.   in fulfilling its duties to review and approve            Committee was
             Richard L. Gady             contracts between the Trust and other entities,           established in
             Edward W. Smeds             including entering into new contracts and renewing        August 2003.
                                         existing contracts. The Contracts Committee considers     Previously, the
                                         investment advisory, distribution, transfer agency,       independent Trustees
                                         administrative service and custodial contracts, and       served in this capacity.
                                         other contracts as the Board of Trustees deems
                                         necessary or appropriate for the continued operations
                                         of each Fund.
-----------------------------------------------------------------------------------------------------------------------
Governance   Gregory Campbell            The Governance Committee assists the Board of Trustees    The Governance
             Herbert F. Eggerding, Jr.   in fulfilling its duties to govern of the Trust,          Committee was
             Richard L. Gady             including recommendations regarding evaluation of the     established in
             Edward W. Smeds             Board of Trustees, compensation of the Trustees,          August 2003.
                                         composition of the committees and the Board's             Previously, the
                                         membership. The Governance Committee makes                independent Trustees
                                         recommendations regarding nominations for Trustees, and   served in this
                                         will consider nominees suggested by shareholders sent     capacity.
                                         to the attention of the President of the Trust.
-----------------------------------------------------------------------------------------------------------------------

/1/ The Independent Trustees serve as members of each Committee.

Beneficial Interest in the Trust by Trustees

          The following tables provide information as of November 14, 2003, regarding the dollar range of beneficial ownership by each Trustee or Nominee in each series of the Trust. In addition, the amount shown in the last column reflects the aggregate amount of each Trustee's beneficial ownership in all registered investment companies within the Fund Complex which are overseen by the Trustee.

Interested Trustees

----------------------------------------------------------------------------------------------------------
                                                                             Aggregate Dollar Range of
                                                                             Beneficial Ownership in All
                                                                             Registered Investment
                            Dollar Range of Beneficial Ownership in          Companies Overseen by the
Name of Trustee             each Series of the Trust                         Trustee in the Fund Complex
----------------------------------------------------------------------------------------------------------
Pamela J. Moret             The AAL Technology Stock Fund             None   Over $100,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund              None
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund                None
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund               None
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund              None
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

----------------------------------------------------------------------------------------------------------

Independent Trustees

----------------------------------------------------------------------------------------------------------
                                                                             Aggregate Dollar Range of
                                                                             Beneficial Ownership in All
                                                                             Registered Investment
                            Dollar Range of Beneficial Ownership in          Companies Overseen by the
Name of Trustee             each Series of the Trust                         Trustee in the Fund Complex
----------------------------------------------------------------------------------------------------------
F. Gregory Campbell         The AAL Technology Stock Fund             None   Over $100,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund              None
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund      10,000-$50,000
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund   $50,000-$100,000
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund              None
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

----------------------------------------------------------------------------------------------------------

Herbert F. Eggerding, Jr.   The AAL Technology Stock Fund             None   Over $100,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund              None
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund                None
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund               None
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund              None
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Noel K. Estenson            The AAL Technology Stock Fund             None     Over $100,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund              None
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund                None
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund               None
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund              None
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

------------------------------------------------------------------------------------------------------------

Jodi Harpstead              The AAL Technology Stock Fund             None     Over $100,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund              None
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund                None
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund               None
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund              None
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Richard L. Gady             The AAL Technology Stock Fund  $10,001-$50,000     Over $100,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund        $1-$10,000
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund     $10,001-$50,000
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund    $10,001-$50,000
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund   $10,001-$50,000
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund      $10,001-$50,000
                            The AAL 2006 Target Fund                  None

--------------------------------------------------------------------------------------------------------------

Connie M. Levi              The AAL Technology Stock Fund             None     $10,001-$50,000 in Fund Complex
                            The AAL Aggressive Growth Fund            None
                            The AAL Small Cap Stock Fund              None
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund              None
                            The AAL Mid Cap Stock Fund                None
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund                None
                            The AAL Capital Growth Fund               None
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund                None
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund              None
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund                         None
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                            The AAL Technology Stock Fund             None
Edward W. Smeds             The AAL Aggressive Growth Fund            None      Over $100,000 in Fund Complex
                            The AAL Small Cap Stock Fund   $10,001-$50,000
                            The AAL Small Cap Index Fund II           None
                            The AAL Small Cap Value Fund   $10,001-$50,000
                            The AAL Mid Cap Stock Fund     $10,001-$50,000
                            The AAL Mid Cap Index Fund                None
                            The AAL Mid Cap Index Fund II             None
                            The AAL International Fund     $10,001-$50,000
                            The AAL Capital Growth Fund    $10,001-$50,000
                            The AAL Large Company Index Fund          None
                            The AAL Large Company Index Fund II       None
                            The AAL Equity Income Fund     $10,001-$50,000
                            The AAL Balanced Fund                     None
                            The AAL High Yield Bond Fund        $1-$10,000
                            The AAL Municipal Bond Fund               None
                            The AAL Bond Fund              $10,001-$50,000
                            The AAL Bond Index Fund                   None
                            The AAL Money Market Fund                 None
                            The AAL 2006 Target Fund                  None

-------------------------------------------------------------------------------------------------------------

Thrivent Financial is a non-stock corporation. No Trustees or officers of the Trust have any legal ownership interest in Thrivent Financial, Thrivent Investment Mgt., or their affiliates or any subadvisers.

Compensation of Trustees

The following table shows the compensation paid to the Trustees of the Trust for the year ended April 30, 2003:

----------------------------------------------------------------------------------------------
                               Aggregate Compensation
                                from Fund (Includes     Total Compensation from Trust and Fund
Name                           Deferred Compensation)          Complex Paid to Trustee
----------------------------------------------------------------------------------------------
Interested Trustees:
----------------------------------------------------------------------------------------------
John O. Gilbert                            0                                 0
----------------------------------------------------------------------------------------------
Lawrence G. Stranghoener                   0                                 0
----------------------------------------------------------------------------------------------
Independent Trustees:
----------------------------------------------------------------------------------------------
F. Gregory Campbell                   39,000                            50,000
----------------------------------------------------------------------------------------------
Herbert F. Eggerding, Jr./1/               0                            52,000
----------------------------------------------------------------------------------------------
Richard L. Gady                       39,000/2/                         50,000
----------------------------------------------------------------------------------------------
Edward W. Smeds                       39,000/2/                         50,000
----------------------------------------------------------------------------------------------

          /1/ Mr. Eggerding was appointed as a Trustee on August 27, 2003.

          /2/ The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is invested in The AAL Mutual Funds, the allocation of which is determined by the individual Trustee. Messrs. Gady and Smeds elected to receive their compensation as deferred compensation. As of November 14, 2003, the total amount of deferred compensation payable to Mr. Gady was $147,755 and the total amount of deferred compensation payable to Mr. Smeds was $187,210.

Independent Accountants

          The Trust has retained PricewaterhouseCoopers LLP ("PwC") as its independent public accountants for the fiscal year ending April 30, 2004. Representatives of PwC are not expected to be present at the Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they desire to do so.

Audit Fees

          The Trust estimates that the aggregate fees billed by PwC for professional services rendered in connection with (i) the audit of the annual financial statements set forth in the Trust's Annual Report for all Funds for the year ended April 30, 2003 and (ii) the Trust's Semiannual Report for all Funds for the period ended October 31, 2003 were approximately $374,350.

Financial Information Systems Design & Implementation Fees

          For the fiscal year ended April 30, 2003, PwC received no fees for financial information systems design and implementation on behalf of the Trust, Thrivent Investment Mgt. or its affiliates.

All Other Fees

          For the fiscal year ended April 30, 2003, the Trust paid PwC approximately $151,325 for all other non-audit services rendered on behalf of the Funds, which consisted of assisting in the preparation and/or review of each Fund's federal income tax returns. During the same fiscal year, Thrivent Financial and its affiliates paid PwC $54,330 for other non-audit services.

          The Trust's Audit Committee has considered the non-audit services provided to the Trust and Thrivent Financial and its affiliates as described above and determined that these services do not compromise PwC's independence.

Required Vote

          A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on proposal 1.

Recommended Shareholder Action

          The Board of Trustees, including those Trustees who are not interested persons of the Trust, unanimously recommends that shareholders vote FOR all candidates in proposal 1. If Proposal 1 is not adopted, the Board of Trustees will continue to consist of the existing Trustees of the Trust.

                                   PROPOSAL 2

         Amendment to or Elimination of Certain Investment Restrictions

          The Board of Trustees has proposed that shareholders approve the amendment or elimination of certain fundamental investment restrictions of the Funds. The proposed changes are based on recommendations of Thrivent Investment Mgt. that were reviewed and approved by the Board of Trustees, subject to shareholder approval, at a meeting held on November 11-12, 2003.

          Under the 1940 Act, a registered investment company is required to recite its policy with respect to certain investment activities. Under the 1940 Act, an investment policy that is classified as "fundamental" may not be changed without the approval of a fund's shareholders. A non-fundamental policy may be changed by the Trustees without shareholder approval.

          The Board of Trustees believes that approval of these proposals will modernize and standardize the investment restrictions of each Fund, promote operational efficiencies and enhance the effective monitoring of compliance with such investment restrictions.

          At the Special Meeting, shareholders of each Fund will vote separately (with the various classes of shares of a Fund voting together) on each of the proposals to amend or eliminate investment restrictions. Each change to a Fund's fundamental investment restriction will become effective as soon as practicable following approval by shareholders. Although the proposed changes to each Fund's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restrictions of the Fund, Thrivent Investment Mgt. does not currently intend to change in any material way the investment strategy or operations of any Fund except as discussed below.

                                   PROPOSAL 2A

       To Amend the Fundamental Investment Restriction on Diversification

          The primary purpose of this proposal is to standardize this investment restriction among each of the Funds. The proposal would also conform each Fund's investment restrictions on diversification to the restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt. Under this proposal, a Fund will count securities of an issuer towards meeting the 75% diversification test as long as the securities held by the Fund don't represent more than 10% of an issuer's voting securities. The proposed amendment is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding diversification currently provides:

               "For any Fund, we may not invest more than 5% of its net assets (or 5% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets), taken at the value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of a Fund's net assets (or 25% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets) may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof."

          The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

               "None of the Funds will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

               The 1940 Act classifies open-end mutual funds between "diversified" and "non-diversified" companies and requires "diversified" mutual funds to meet a certain level of diversification. The proposed restriction is consistent with the diversification test in the 1940 Act.

                                   PROPOSAL 2B

           To Amend the Fundamental Investment Restriction on Lending

          The primary purpose of this proposal is to give the Funds the flexibility to participate in an interfund lending program. Under an interfund lending program, each Fund would be able to lend and borrow cash for temporary purposes to and from each other and other mutual funds and variable product Funds sponsored by Thrivent Financial. The Board believes that an interfund lending program would provide liquidity to the Funds to meet higher than normal redemption requests. These requests could occur following a disaster such as the events of September 11, 2001.

          The fundamental investment restriction regarding lending currently provides:

               "For any Fund, we may not make loans to other persons, except that we reserve freedom of action, consistent with a Fund's other investment policies and restrictions and as described in the Prospectus and this SAI, to (a) invest in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans, (b) enter into repurchase agreements and (c) lend portfolio securities, provided we may not loan securities for a Fund if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); if at anytime the aggregate value of all securities loaned by a fund exceeds 33% of its total assets, we will take measures so as to come back into compliance with this 33% limitation within three business days, including the repayment and recall of securities loans."

          The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

               "None of the Funds may make loans, except that any Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements,
               (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies."

          Although the proposed investment restriction would allow each Fund to lend to the full extent permitted by the 1940 Act, currently each Fund intends to change its current practices with respect to lending only to the extent it participates in the proposed interfund lending program. If Proposal 2B is adopted, the Trust intends to adopt a non-fundamental investment policy that would restrict each Fund from making any loan if as a result more than one-third of its total assets would be lent to the other parties.

          Currently, the Trust has a line of credit agreement with a bank that allows each Fund to borrow money to meet redemption requests and for other temporary purposes. None of the Funds has ever borrowed money pursuant to the line of credit agreement, yet each Fund pays a commitment fee to the bank, whether or not it ever borrows money. Management believes that the establishment of an interfund lending program would reduce the required borrowing capacity under the line of credit agreement, which would generate savings for the Funds.

          Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, the Trust will file an application with the Securities and Exchange Commission ("SEC") for exemption from certain provisions of the 1940 Act. The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations, and the relief, if and when granted, would allow the Funds to set up a more regular program if the Board of Trustees determines that a more regular program would be in the best interests of a Fund. Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

          It is anticipated that all loans under the interfund lending program would be made pursuant to a master loan agreement, and a lending Fund could lend available cash to another Fund only when the "interfund rate" is higher than the rate the lending Fund could earn on an overnight government repurchase agreement or on other comparable short-term investments. Each borrowing Fund could borrow through the interfund lending program only when the interfund rate is lower than the available bank loan rate. Thrivent Investment Mgt. would (i) monitor the interest rates charged and other terms and conditions of the interfund lending program, (ii) ensure compliance with each Fund's investment policies and limitations, (iii) ensure equitable treatment of each Fund, and (iv) make quarterly reports to the Board concerning any transactions by the Funds under the interfund lending program.

                                   PROPOSAL 2C

               To Amend the Fundamental Investment Restriction on
                 Borrowing and the Issuance of Senior Securities

          The primary purpose of this proposal is to expand the fundamental investment restriction on borrowing and issuing senior securities to the limits permitted under the 1940 Act. Under the current investment restriction, a Fund may not borrow money except that it may borrow up to 10% of its assets on a temporary measure for extraordinary or emergency purposes. Under the proposed restriction, a Fund would be able to borrow up to one-third of its total assets for any purpose consistent with its investment objective and policies. The proposed restriction on borrowing is consistent with the current limitations imposed under the 1940 Act.

          The proposed investment restriction on senior securities clarifies that a Fund may issue senior securities to the extent permitted under the 1940 Act and exemptive orders issued by the SEC. The issuance of senior securities may include borrowings from banks and the issuance of multiple classes of shares.

          The proposal serves to conform each Fund's investment restrictions on borrowing and issuing senior securities to restrictions that are expected to be standard for all Funds managed by Thrivent Investment Mgt. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding borrowing and the issuance of senior securities currently provides:

               "For any Fund, we may not issue senior securities or borrow, except that we may borrow for a Fund in amounts not in excess of 10% of its total assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Funds to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce a Fund's net income)."

          The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

               "None of the Funds may borrow money, except that a Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund's total assets immediately after the time of such borrowing."

               "None of the Funds may issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission."

                                   PROPOSAL 2D

       To Amend the Fundamental Investment Restriction on the Purchase or
                              Sale of Real Estate

          The primary purpose of this proposal is to clarify that a Fund may invest in mortgage loans and other instruments that are secured by real estate and that it may hold or sell real estate acquired as a result of ownership of other investments. The proposal also serves to conform each Fund's investment restriction on real estate purchases and sales to a restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding investments in real estate currently provides:

               "For any Fund, we may not purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein."

          The Board of Trustees proposes to replace the investment restriction with the following fundamental investment restriction:

               "None of the Funds may buy or sell real estate, except that any Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

                                   PROPOSAL 2E

       To Amend the Fundamental Investment Restriction on the Purchase or
                              Sale of Commodities

          The primary purpose of this proposal is to clarify that a Fund may sell commodities that it acquires through other investments. The proposal also conforms each Fund's investment restriction on the purchase and sale of commodities to a restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding investments in commodities currently provides:

               "For any Fund, we may not purchase or sell commodities or commodity contracts, except that we may purchase or sell futures and options thereon for hedging purposes and to enhance returns for a Fund as described in this Statement of Additional Information."

          The Board of Trustees proposes to replace the existing investment restriction with the following fundamental investment restriction:

               "None of the Funds may purchase or sell commodities or commodity contracts, except that any Fund may purchase and sell derivatives (including but not limited to options, futures contracts, and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities indexes, interest rates, securities, currencies and physical commodities)."

                                   PROPOSAL 2F

   To Amend the Fundamental Investment Restriction on Concentration of Assets

          The 1940 Act requires every mutual fund to include in its registration statement a policy on industry concentration. The primary purpose of this proposal is to amend the concentration test so that the 25% limit would be measured from the total assets of each Fund rather than its net assets. The proposed restriction also would define "Government Securities" by reference to the 1940 Act and provide an exception for The AAL Money Market Fund to invest in instruments issued by domestic banks. The proposal also serves to conform each Fund's investment restrictions on concentration to a restriction that is expected to become standard for all Funds managed by Thrivent Investment Mgt. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding industry concentration currently provides:

               "For any Fund, we may not invest more than 25% of a Fund's net assets (or 25% or more of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, International, Balanced or High Yield Bond Funds' total assets), taken at current value at the time of each investment, in securities of non-governmental issuers whose principal business activities are in the same industry, except the U.S. government or any agency or instrumentality thereof."

          The Board of Trustees proposes to replace the existing investment restriction with the following fundamental investment restriction:

               "None of the Funds will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940). In addition, with respect to The AAL Money Market Fund, this restriction does not apply to instruments issued by domestic banks."

          "Government Securities" include securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Investments issued by domestic banks would include certificates of deposit, bankers' acceptances or similar short-term liquid instruments. Under the amended concentration policy, United States branches of foreign banks may be considered as "domestic banks" if it can be demonstrated that they are subject to the same regulations as United States banks. In addition, foreign branches of United States banks may be treated as domestic banks if the United States parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. The Trust intends to include disclosure in the Statement of Additional Information concerning the type and nature of the various banking instruments in which a Fund intends to invest. Industries are determined by reference to the classification of industries set forth in the Trust's annual and semiannual reports.

                                   PROPOSAL 2G

         To Amend the Fundamental Investment Restriction on Underwriting
                         the Securities of Other Issuers

          The primary purpose for this proposal is to standardize the investment restrictions regarding the underwriting of securities of other issuers among each of the Funds. Under the proposed amended restriction, a Fund could invest in other investment companies and make loans that are viewed as underwriting without violating the restriction. The proposed amendment is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding underwriting the securities of other issuers currently provides:

               "For any Fund, we may not underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof, in accord with a Fund's investment objectives and policies which may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws."

          The Board of Trustees proposes that the existing investment restriction be replaced with the following fundamental investment restriction:

               "None of the Funds will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with disposition of portfolio securities; with investments in other investment companies; and with loans that a Fund may make consistent with its fundamental investment restriction on lending."

                                   PROPOSAL 2H

             To Eliminate the Fundamental Investment Restriction on
                      the Purchase of Securities on Margin

          The 1940 Act does not specifically restrict the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Margin purchases are a form of borrowing, and therefore are subject to each Fund's general borrowing restriction.

          The proposal would eliminate this restriction and would thereby conform the investment restrictions of the Trust to the restrictions of all other Funds managed by Thrivent Investment Mgt., which have no such margin restriction. The proposed elimination of this investment restriction is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction of each Portfolio regarding the purchase of securities on margin currently reads:

               "A Fund may not purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but we may make margin deposits in connection with transactions in options, futures, and options on futures."

                                   PROPOSAL 2I

             To Eliminate the Fundamental Investment Restriction on
                            Short Sales of Securities

          If this proposal is adopted, a Fund would have the authority to make short sales. A short sale is a transaction in which a fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Funds intend to restrict any short sales transactions to short sales against the box, unless modified by the Board of Trustees. This proposal also serves to standardize the investment restrictions regarding short sales to the restrictions in place for all other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The elimination of the restriction on short sales is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding short sales currently provides:

               "For any Fund, we may not make short sales or maintain a short position or write, purchase or sell puts, calls, straddles, spreads, or combinations thereof, except for the described transactions in options, futures, options on futures and short sales against the box."

                                   PROPOSAL 2J

   To Eliminate the Fundamental Investment Restriction on the Pledge of Assets

          The 1940 Act does not impose any percentage limitations on the pledge of assets. The Board of Trustees believes that elimination of the investment restriction on pledging of assets is in the best interest of the shareholders of each Fund. Elimination of the restriction will provide Thrivent Investment Mgt. with added flexibility to enter into secured borrowing arrangements on behalf of a Fund consistent with the Fund's investment restriction on borrowing. The proposal would also conform the Trust's investment restriction to the restrictions in place with other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The proposed elimination of the restriction on the pledge of assets is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding pledge of assets currently provides:

               "For any Fund, we may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a portfolio except as may be necessary in connection with and subject to the Fund's restrictions on borrowing and issuing senior securities."

                                   PROPOSAL 2K

             To Eliminate the Fundamental Investment Restriction on
                 Oil, Gas, or Mineral Related Programs or Leases

          The 1940 Act does not impose restrictions on the acquisition of oil, gas or mineral related programs or leases. The Board of Trustees believes that elimination of the investment restriction on oil, gas, or mineral related programs or leases is in the best interest of each Fund. The proposal also serves to conform the Trust's investment restrictions to the investment restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding investments in oil, gas, or mineral-related programs currently provides:

               "For any Fund, we may not invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration for a Fund."

                                   PROPOSAL 2L

  To Eliminate the Fundamental Investment Restriction on Restricted Securities

          The elimination of this restriction will allow each of the Funds to invest in restricted securities to the extent permitted under SEC policy. The proposal also serves to conform the Trust's investment restrictions to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding restricted securities currently provides:

               "For any Fund, we may not invest in repurchase agreements maturing in more than seven days or in other securities that are illiquid due to legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund's net assets (15% for The Aggressive Growth Fund), taken at current value at the time of such investment, would be invested in such securities; if at any time more than 10% of a Fund's net assets (15% in the case of The AAL Aggressive Growth Fund) should be invested in illiquid securities, we will take reasonable steps designed to bring the Fund back into compliance with this limitation, including orderly disposition of illiquid securities."

          Under current SEC policy, a Fund may not invest more than 15% (10% for a money market fund) of its net assets in illiquid securities. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued them. Series of open-end investment companies such as the Funds must stand ready to redeem their shares on a continuous basis. Thus, they are limited in the amount of illiquid securities they may hold because illiquid securities may not be easily sold to raise cash necessary to meet the redemptions under certain circumstances and because illiquid securities can present valuation problems. Although the SEC staff takes the position that restricted securities should generally be presumed to be illiquid, the SEC staff does not impose a specific percentage limitation on a fund's investment in restricted securities. The SEC staff has permitted an open-end investment company's board of directors to determine that certain types of restricted securities are liquid..

          In 1990, the SEC adopted Rule 144A under the 1933 Act, which has resulted in a form of restricted security which can be traded among qualified institutional buyers without registration under the 1933 Act ("Rule 144A securities"). In the release adopting Rule 144A, the SEC stated that the board of a mutual fund has the authority to make the determination that a Rule 144A security is liquid, despite its restricted nature. More recently, the SEC has taken the position that the board of a mutual fund may determine that certain commercial paper issued in reliance on Section 4(2) of the 1933 Act ("Section 4(2) paper") is liquid. Section 4(2) paper is commercial paper issued in reliance on Section 4(2) of the 1933 Act, which exempts from registration "transactions not involving a public offering." The Board of Trustees believes that elimination of the restriction will provide each Fund with additional flexibility to address market, regulatory or other developments regarding illiquid securities as they occur in the future.

                                   PROPOSAL 2M

                     To Eliminate the Fundamental Investment
                        Restriction on Unseasoned Issuers

          The 1940 Act does not contain any restrictions on investments in unseasoned issuers. The Board of Trustees believes that elimination of the policy will increase the flexibility of Thrivent Investment Mgt. by permitting investments by a Fund in unseasoned issuers that otherwise meet the investment objectives and policies of the Fund. The proposal also serves to conform the investment restrictions of the Trust to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding unseasoned issuers currently provides:

               "For any Fund, except for The AAL Technology Stock, Aggressive Growth and High Yield Bond Fund, we may not invest in any security, if as a result, a Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years."

          Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have less access to markets and more limited financial resources. However, the Board of Trustees believes that the recent increases in the prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objective and policies of the Fund, warrants the elimination of the current policy.

                                   PROPOSAL 2N

               To Eliminate the Fundamental Investment Restriction
                          on Other Investment Companies

          If this proposal is adopted, each Fund would be able to invest in the securities of other investment companies subject to the limitations of the 1940 Act. Under the 1940 Act, a Fund may generally not purchase a security issued by another investment company, if, immediately after such purchase the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting securities of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets. These percentage limitations do not apply to investments in affiliated funds that are part of the same group of investment companies if certain conditions are satisfied. The Board of Trustees believes that the adoption of this proposal will enhance Thrivent Investment Mgt.'s ability to consider potential investments in other investment companies, consistent with a Fund's investment objective and strategy.

          The proposal also serves to conform the Trust's investment restrictions to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding other investment companies currently provides:

               "For any Fund, we may not purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Fund's net assets (or 10% of the value of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets) to be invested in investment company securities, provided that (a) no investment will be made in the securities of any one investment company if, immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund's net assets (or 5% of the value of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, International, Balanced or High Yield Bond Funds' total assets) would be invested in such company and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization."

                                   PROPOSAL 2O

               To Eliminate the Fundamental Investment Restriction
                              on Control Securities

          The 1940 Act does not impose restrictions on the acquisition of securities for the purpose of exercising control or management of a company. The Board of Trustees has concluded that the elimination of this investment restriction will enhance the ability of a Fund, in its capacity as a shareholder, to communicate with other shareholders, exercise its voting rights and take other corporate actions. The proposal also serves to conform the Trust's investment restriction to the restrictions of other Funds managed by Thrivent Investment Mgt., which have no similar restriction. The proposal is not expected to materially affect how the Funds are managed.

          The fundamental investment restriction regarding control securities currently provides:

               "For any Fund, we may not purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management."

Required Vote

          To be effective with respect to any Fund, each of Proposals 2A through 2O must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (1) the vote of the holders of more than 50% of the outstanding share of the Fund or (2) the vote of 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. Shareholders of each Fund will vote separately on Proposals 2A through 2O. Holders of various classes of shares within a Fund will vote together on each of these proposals. It is possible that shareholders of one or more Funds may approve one of these proposals, while shareholders of the other Fund(s) do not. In that case, the particular proposal would become effective for the Fund(s) whose shareholders approved the proposal, but not for the remaining Fund(s).

Recommended Shareholder Action

          The Board of Trustees unanimously recommends that shareholders vote FOR approval of Proposals 2A through 2O. If a proposal with respect to a particular investment restriction is not approved by shareholders of a Fund, the present investment restriction will remain in effect for that Fund.

                                   PROPOSAL 3

             Amendments to The AAL Mutual Funds Declaration of Trust

          The Board of Trustees has proposed that shareholders approve the amendment or elimination of certain provisions in the Trust's Declaration of Trust (the formal document forming the Trust, which also governs how the trust operates). The Board of Trustees believes that each of the amendments will enhance the ability of the Trust to operate in a changing regulatory or investment environment. In addition, the Board of Trustees believes that approval of these proposals will reduce the need for future shareholder meetings, reducing the Funds' ongoing costs of operations. At the Special Meeting, Trust shareholders will vote upon each of the proposals separately. Each change to the Declaration of Trust will become effective as soon as practicable following shareholder approval.

                                   PROPOSAL 3A

      To Amend the Voting Requirements for the Reorganization of the Trust
                            or a Series of the Trust

          The Trust is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholder approval is not required for the reorganization of the Trust or a class or Series of the Trust. Rule 17a-8 of the 1940 Act requires that mergers of affiliated mutual funds must be approved by the "majority of the outstanding voting securities" of the fund, as such term is defined in the 1940 Act. The proposed amendment would conform to Rule 17a-8 and would require fewer affirmative votes to accomplish the reorganization.

          Article EIGHTH, Paragraph 4(a) of the Declaration of Trust provides as follows:

               "The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote may sell and convey the assets of the Trust (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding."

          The Board of Trustees proposes that Article EIGHTH, Paragraph 4(a) of the Declaration of Trust be amended to provide as follows:

               "The Trustees, with the affirmative vote of the holders of a Majority of the Outstanding Voting Shares of the Trust or each class or Series of the Trust entitled to vote, may sell and convey the assets of the Trust (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding."

          The Board of Trustees also proposes to add the following definition to Article SECOND of the Trust:

               "'Majority of the Outstanding Voting Shares' of the Trust or class or Series of the Trust shall mean the vote, at a meeting of Shareholders duly called, of the lesser of (1) 67% or more of the shares of the Trust or class or Series present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Trust or such class or Series are present or represented by proxy, or (2) the holders of more than 50% of the outstanding shares of the Trust or class or Series."

                                   PROPOSAL 3B

   To Amend the Requirements for Liquidation and Eliminate the Requirement for
                      Shareholder Approval of a Liquidation

               Neither Massachusetts law nor the 1940 Act require shareholder approval to liquidate a mutual fund or a class of shares or a series of a mutual fund. The proposed amendment would eliminate the requirement for shareholder approval and clarify that the Trustees would be authorized to liquidate the Trust or a class of shares or a series of the Trust at any time by vote of a majority of the Trustees.

          Article EIGHTH, Paragraph 4(b) of the Declaration of Trust provides as follows:

               "The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, may at any time sell and convert into money all the assets of the Trust. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares."

          The Board of Trustees proposes that Article EIGHTH, Paragraph 4(b) of the Declaration of Trust be amended to provide as follows:

               "The majority of the Trustees may at any time sell and convert into money all the assets of the Trust or the assets of a class or a Series of the Trust (including any individual class of Shares of a Series having multiple classes of Shares). Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or such class or Series, the Trustees shall distribute the remaining assets of the Trust or such class or Series ratably among the holders of the outstanding Shares or the Trust or such class or Series."

                                   PROPOSAL 3C

    To Eliminate the Restriction on Involuntary Redemptions of Small Accounts

          Small accounts are very costly to the other shareholders. The proposed elimination of this restriction would allow the Trustees to establish minimum account sizes according to the practice in the industry, which in turn should help the Funds to control expenses.

          Article EIGHTH, Paragraph 7 of the Declaration of Trust provides:

               "The Board of Trustees is empowered to cause the redemption of the Shares held in any account if the aggregate net asset value of such Shares (taken at cost or value, as determined by the Board) has been reduced by a Shareholder to $500 or less upon such notice to the Shareholders in question, with such permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act."

          If this proposal is passed, the prospectus for the Funds will be amended to provide that a shareholder's account may be involuntarily redeemed if its balance falls below the required minimum amount for a new investment. The current minimum investment requirement for a Fund is $1,000 for all Funds except that the minimum for The AAL Money Market Fund is $1,500, unless the Fund is held within an IRA or a tax-deferred plan, in which case the minimum investment is $500.

Required Vote

Approval of Proposals 3A to 3C each requires the affirmative vote of a majority of the shares of the Trust cast in person or by proxy at the Special Meeting at which a quorum is present. Shareholders of each Fund will vote together on Proposals 3A to 3C.

Recommended Shareholder Action

The Board of Trustees unanimously recommends that shareholders vote FOR approval of Proposals 3A to 3C.

                                   PROPOSAL 4

       Amendment to the Investment Objective of The AAL Equity Income Fund
                        (The AAL Equity Income Fund Only)

          At a meeting on November 11-12, 2003, the Board of Trustees approved a proposal to change the name of The AAL Equity Income Fund to Value Fund. In considering the proposed name change and the amendment to the investment objective, the Board took note of the fact that Thrivent Investment Mgt. proposes to use a value investment style in managing the Fund because it believes that a value style of investing will, over time, produce better returns for investors than a style that more narrowly limits the types of securities in which the Fund may invest. While there generally is substantial overlap between income-producing equity securities and securities which are considered "value" securities, there are value securities that are not currently distributing income. The Board believes the proposed investment objective would provide greater flexibility for the Fund to invest in a broader range of securities. While current income is expected to be one of the results of a value investment style, it will not be a part of the Fund's investment objective.

          If this proposal is approved, the Fund will change its principal strategy, which currently provides that it will invest at least 80% of its total assets in "income-producing equity securities", to state that it will invest "at least 65% of its assets in equity securities of large market capitalization companies which its investment adviser believes to be undervalued."

          The current investment objective of The AAL Equity Income Fund is as follows:

               "The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities."

          The Board of Trustees proposes to change the investment objective of The AAL Equity Income Fund to the following:

               "The investment objective of The AAL Equity Income Fund is to achieve long-term growth of capital."

Required Vote

          Approval of Proposal 4 requires the affirmative vote of "a majority of the outstanding voting securities" of The AAL Equity Income Fund. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of (a) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Recommended Shareholder Action

          The Board, including the Independent Trustees, unanimously recommends that shareholders vote FOR approval of Proposal 4.

                                   PROPOSAL 5

           To Approve an Increase in Investment Advisory Fees for The
              AAL International Fund and The AAL Equity Income Fund

        (The AAL International Fund and The AAL Equity Income Fund Only)

          At a meeting held on November 11-12, 2003, the Board of Trustees, including the Independent Trustees, unanimously approved an amendment to the Investment Advisory Agreement between the Trust and Thrivent Investment Mgt. that would increase the investment advisory fees payable by The AAL International Fund ("Proposal 5A") and The AAL Equity Income Fund ("Proposal 5B"). Thrivent Investment Mgt. has agreed to waive the increased advisory fees through at least December 31, 2005.

Information Received by the Board

          The Independent Trustees considered the proposed increase in advisory fees for The AAL International Fund and The AAL Equity Income Fund during meetings of the Board's Contracts Committee on August 26, 2003, October 7-8, 2003, and November 11-12, 2003. In connection with their meetings, Thrivent Investment Mgt. provided the Trustees with information to assist them in their evaluation of the Proposals including:

               . Studies prepared by Lipper, Inc. ("Lipper"), an independent statistical service, that compare expense information for each of the Funds with the expense information for comparable variable product funds selected by Lipper (the "Lipper Peer Group") according to similarities in fund type, investment classification/objective, load structure, asset level, expense components or structure, and primary channel of distribution.

               . The overall profitability of Thrivent Investment Mgt.'s asset management business, including the profitability of its investment advisory services derived from The AAL International Fund and The AAL Equity Income Fund.

               . Information on the scope and cost of other services provided by Thrivent Investment Mgt. and its affiliates to the Funds, including administrative services provided by Thrivent Investment Mgt. for which each Fund will pay a fee at a per annum rate of 0.02% of net assets for administrative services beginning on January 1, 2004.

               . Performance of each Fund against other funds in the Lipper Peer Group and relevant benchmarks.

               . Analysis of the impact of proposed mergers of The AAL International Fund with Lutheran Brotherhood World Growth Fund and The AAL Equity Income Fund with Lutheran Brotherhood Value Fund, including on expense ratios.

Board Considerations and Conclusion

          After consideration of all of the data and information provided to them and after meeting separately as the Contracts Committee to evaluate the amended management fee schedule proposed by Thrivent Investment Mgt., the Trustees, including the Independent Trustees, unanimously approved Proposals 5A and 5B on November 12, 2003. In making their recommendations, the Independent Trustees and the Board considered, among other factors:

               . The current advisory fees for The AAL International Fund and The AAL Equity Income Fund are significantly lower than comparable funds in their Lipper Peer Groups. Each are currently the 15th lowest of 15 funds in their Lipper Peer Groups.
               . After giving effect to the advisory fee increase, the advisory fee of The AAL International Fund and The AAL Equity Income Fund will be lower than 66% and 86%, respectively, of their Lipper Peer Groups.
               . Thrivent Investment Mgt. has committed to waive the increased investment advisory fees through at least December 31, 2005, and with those waivers the total projected expenses of The AAL International Fund will be lower than 40% of the funds in its Lipper Peer Group while the total projected expenses of The AAL Equity Income Fund will be lower than 80% of the funds in its Lipper Peer Group;
               . Thrivent Investment Mgt. will invest between $4 and $5 million in its asset management, including hiring a new chief investment officer and other investment professionals and making infrastructure investments to support investment research;
               . The increasing competitive environment for the Funds associated with current and developing conditions in the financial services industry, including the presence of large and highly capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; and
               . The relative reasonableness of Thrivent Investment Mgt.'s level of overall profitability in connection with its activities on behalf of The AAL International Fund and The AAL Equity Income Fund.

          Based on an examination of the above factors, the Trustees concluded that the advisory fees proposed by Thrivent Investment Mgt. are fair and reasonable, and that the proposals are in the best interests of the shareholders of The AAL International Fund and The AAL Equity Income Fund.

          The proposed amendment to the Investment Advisory Agreement with respect to Proposals 5A and 5B is attached as Appendix A. The proposed amendment is the same in all substantive respects to the existing schedule of fees for the Investment Advisory Agreement, except for the proposed fee increases.

Comparison of Current and Proposed Fees

          The following table shows:

               . the current investment advisory fees for The AAL International Fund and The AAL Equity Income Fund
               . the proposed investment advisory fees for The AAL International Fund and The AAL Equity Income Fund
               . the aggregate amount of the investment advisory fees paid by The AAL International Fund and The AAL Equity Income Fund during the fiscal year ended April 30, 2003
               . the aggregate amount of the investment advisory fees that would have been paid by The AAL International Fund and The AAL Equity Income Fund during the fiscal year ended April 30, 2003, if the proposed investment advisory fees had been effective

               . the percentage increase in the investment advisory fees that would have resulted if the proposed investment advisory fees had been in effect for that year

                    The AAL International Fund - Proposal 5A

-----------------------------------------------------------------------------------------------------
                                                                              Pro Forma
                                                           Amount Paid       Amount Paid
  Current Investment           Proposed Investment         Fiscal Year       Fiscal Year
     Advisory Fee                  Advisory Fee          Ending 04/30/03   Ending 04/30/03   Increase
-----------------------------------------------------------------------------------------------------
 0.65% of first $50 mil.   0.80% of first $500 million      $923,652         $1,197,468        29.6%
 0.60% above $50 mil.      0.75% of next $500 million
                           0.725% of next $1.5 billion
                           0.70% of next $2.5 billion
                           0.675% over $5 billion
-----------------------------------------------------------------------------------------------------

                    The AAL Equity Income Fund - Proposal 5B

-----------------------------------------------------------------------------------------------------
                                                                              Pro Forma
                                                           Amount Paid       Amount Paid
  Current Investment           Proposed Investment         Fiscal Year       Fiscal Year
    Advisory Fee                  Advisory Fee           Ending 04/30/03   Ending 04/30/03   Increase
-----------------------------------------------------------------------------------------------------
          0.45%            0.65% of first $500 million      $1,123,589       $1,617,167       44.4%
                           0.60% of next $500 million
                           0.55% of next $1.5 billion
                           0.525% of next $2.5 billion
                              0.50% over $5 billion
-----------------------------------------------------------------------------------------------------

Comparison of Current Investment Advisory Fees to Funds in Lipper Peer Groups

          The following table shows how the current investment advisory fees for The AAL International Fund and The AAL Equity Income Fund compare to the investment advisory fees for the funds in their Lipper Peer Groups (as of June 30, 2003):

-------------------------------------------------------
       Investment Management Fee     Rank in Peer Group
-------------------------------------------------------
Proposal 5A
-------------------------------------------------------
The AAL International Fund    0.62%     Lowest of 15
-------------------------------------------------------
Median in Lipper Peer Group   1.00%
-------------------------------------------------------

Proposal 5B
-------------------------------------------------------
The AAL Equity Income Fund    0.45%     Lowest of 15
-------------------------------------------------------
Median in Lipper Peer Group   0.75%
-------------------------------------------------------

          If the proposed increased fees had been in effect at June 30, 2003, The AAL International Fund's advisory fee would have been the fifth lowest in its Lipper Peer Group, and The AAL Equity Income Fund's advisory fee would have been the second lowest in its Lipper Peer Group.

Fees and Expenses

          The following expense tables provide a comparison of the annual operating expenses for each class of shares of The AAL International Fund and The AAL Equity Income Fund based on total assets for the fiscal year ended April 30, 2003, as reported in the Trust's most recent annual report, and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase:

                                   Proposal 5A

          The AAL International Fund (Class A)

                                                     Current   Pro Forma
                                                     -------   ---------
          Management fees ........................    0.62%     0.80%
          Distribution (12b-1) Fees ..............    0.25%     0.25%
          Other expenses .........................    0.84%     0.84%/1/
          Total annual fund operating expenses        1.71%     1.89%
          --------------------------------------------------------------
          Expense reimbursement                       0.00%     0.18%/2/

          Net expense                                 1.71%     1.71%

          The AAL International Fund (Class B)

                                                     Current   Pro Forma
                                                     -------   ---------
          Management fees ........................    0.62%     0.80%
          Distribution (12b-1) Fees ..............    1.00%     1.00%
          Other expenses .........................    1.56%     1.56%/1/
          Total annual fund operating expenses        3.18%     3.36%
          --------------------------------------------------------------
          Expense reimbursement                       0.00%     0.18%/2/
          Net expense                                 3.18%     3.18%

          The AAL International Fund (Institutional Class)

                                                     Current   Pro Forma
                                                     -------   ---------
          Management fees ........................    0.62%     0.80%
          Distribution (12b-1) Fees ..............    None      None
          Other expenses .........................    0.15%     0.15%/1/
          Total annual fund operating expenses        0.77%     0.95%
          --------------------------------------------------------------
          Expense reimbursement                       0.00%     0.18%/2/

          Net expense                                 0.77%     0.77%

                                   Proposal 5B

          The AAL Equity Income Fund (Class A)

                                                     Current   Pro Forma
                                                     -------   ---------
          Management fees ........................    0.45%     0.65%
          Distribution Fees ......................    0.25%     0.25%
          Other expenses .........................    0.37%     0.37%/1/
          Total annual fund operating expenses        1.07%     1.27%
          --------------------------------------------------------------
          Expense reimbursement                       0.00%     0.20%/3/
          Net expense                                 1.07%     1.07%

          The AAL Equity Income Fund (Class B)

                                                     Current   Pro Forma
                                                     -------   ---------
          Management fees ........................    0.45%     0.65%
          Distribution Fees ......................    1.00%     1.00%

          Other expenses .........................    0.72%     0.72%/1/
          Total annual fund operating expenses        2.17%     2.37%
          --------------------------------------------------------------
          Expense reimbursement                       0.00%     0.20%/3/

          Net expense                                 2.17%     2.17%.

          The AAL Equity Income Fund (Institutional Class)

                                                     Current   Pro Forma
                                                     -------   ---------
          Management fees ........................    0.45%     0.65%
          Distribution Fees ......................    None      None
          Other expenses .........................    0.07%     0.07%/1/
          Total annual fund operating expenses        0.52%     0.72%
          --------------------------------------------------------------
          Expense reimbursement                       0.00%     0.20%/3/
          Net expense                                 0.52%     0.52%

          /1/ Effective January 1, 2004, each series of The AAL Mutual Funds will pay a fee of 0.02% for administrative services provided by Thrivent Investment Mgt. The amounts shown for the Pro Forma expenses for The AAL International Fund and The AAL Equity Income Fund do not include the fee for administrative services.

          /2/ Thrivent Investment Mgt. has agreed to waive the increase in the investment advisory fee for The AAL International Fund through at least December 31, 2005.

          /3/ Thrivent Investment Mgt. has agreed to waive the increase in the investment advisory fee for The AAL Equity Income Fund through at least December 31, 2005.

          EXAMPLE

          The following examples are intended to help you compare the cost of investing in The AAL International Fund and The AAL Equity Income Fund under both the current and pro forma total annual fund operating expenses. The examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's total annual fund operating expenses remain the same from year to year. For Class B shares, it also assumes the automatic conversion to Class A shares after five years. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                       1 Year   3 Years   5 Years   10 Years
                                                       ------   -------   -------   --------
The AAL International Fund (Class A) - Proposal 5A
   Current .........................................     714     1,059     1,427      2,458
   Pro Forma .......................................     738     1,141     1,586      2,909
The AAL International Fund (Class B)
   Current .........................................     821     1,280     1,764      2,668
   Pro Forma .......................................     853     1,412     1,949      4,437
The AAL International Fund (Institutional Class)
   Current .........................................      79       246       428        954
   Pro Forma .......................................     100       314       551      1,255

                                                       1 Year   3 Years   5 Years   10 Years
                                                       ------   -------   -------   --------
The AAL Equity Income Fund (Class A) - Proposal 5B
   Current .........................................     653      872      1,108      1,784
   Pro Forma .......................................     676      947      1,246      2,135
The AAL Equity Income Fund (Class B)

   Current .........................................     720       979     1,264      1,841
   Pro Forma .......................................     749     1,084     1,375      3,130
The AAL Equity Income Fund (Institutional Class)
   Current .........................................      53       167       291        653
   Pro Forma .......................................      76       238       418        951

Performance

          The following tables present the performance of each Fund against its benchmark for the periods set forth below:

                           Total Return vs. Benchmark

          The AAL International Fund (Class A) -- Proposal 5A

                                                                          MSCI
                                                                          EAFE
                                                          Total Return    Index
                                                          ------------   ------
          Nine Months ended 9/30/03 ...................      12.81%       18.37%
          One Year ended 12/31/02 .....................     -24.40%      -15.94%
          Five Years ended 12/31/02 ...................      -6.68%       -2.89%
          From Inception 8/1/1995 .....................      -2.74%          --%

          The AAL International Fund (Class B)

                                                                          MSCI
                                                                          EAFE
                                                         Total Returns    Index
                                                         -------------   ------
          Nine Months ended 9/30/03 ..................      12.25%        18.37%
          One Year ended 12/31/02 ....................     -23.95%       -15.94%
          Five Years ended 12/31/02 ..................      -6.68%        -2.89%
          From Inception 8/1/1995 ....................      -5.44%           --%

          The AAL International Fund (Inst. Class)

                                                                          MSCI
                                                                          EAFE
                                                          Total Return    Index
                                                          ------------   ------
          Nine Months ended 9/30/03 ...................      13.64%       18.37%
          One Year ended 12/31/02 .....................     -19.19%      -15.94%
          Five Years ended 12/31/02 ...................      -4.96%       -2.89%
          From Inception 12/29/1997 ...................      -5.58%          --%

          The AAL Equity Income Fund (Class A) -- Proposal 5B

                                                                        S&P 500/
                                                                         Barra
                                                         Total Return    Value
                                                         ------------   --------
          Nine Months ended 9/30/03 ..................       12.63%      15.137%
          One Year ended 12/31/02 ....................      -28.26%      -20.86%
          Five Years ended 12/31/02 ..................       -3.18%        0.85%

          From Inception 3/18/1994 ...................       3.11%         8.32%

          The AAL Equity Income Fund (Class B)

                                                                        S&P 500/
                                                                         Barra
                                                         Total Return    Value
                                                         ------------   --------
          Nine  Months ended 9/30/03 .................       11.68%       15.13%
          One Year ended 12/31/02 ....................      -27.85%      -20.86%
          Five Years ended 12/31/02 ..................       -3.05%       -0.85%
          From Inception 1/8/1997 ....................        0.85%        3.59%

          The AAL Equity Income Fund (Inst. Class)

                                                                        S&P 500/
                                                                         Barra
                                                         Total Return    Value
                                                         ------------   --------
          Nine Months ended 9/30/03 ..................       13.11%       15.13%
          One Year ended 12/31/02 ....................      -23.72%      -20.86%
          Five Years ended 12/31/02 ..................       -1.62%       -0.85%
          From Inception 12/29/1997 ..................       -1.48%       -0.53%

          The performance shown above includes the effects of Fund expenses and maximum sales charges for each class, and assumes that the shares are sold at the end of the period. Past performance is no indication or guarantee of future returns.

Investment Advisory Agreement

          The current investment advisory agreement for The AAL International Fund, dated as of November 28, 1990, was approved by the initial shareholders at the time of its inception, and it was last approved by the Board of Trustees on August 27, 2003. The current investment advisory agreement for The AAL Equity Income Fund was last submitted to shareholders on August 15, 1997 when the shareholders voted to change the fund from The AAL Utilities Fund to The AAL Equity Income Fund. The current investment advisory agreement for The AAL Equity Income Fund was last approved by the Board on August 27, 2003. The proposed modifications to the investment advisory fees for The AAL International Fund and The AAL Equity Income Fund will not alter any of the terms of the investment advisory agreements for these Funds other than to increase the fees as described above.

Information about Thrivent Investment Mgt.

          Thrivent Investment Mgt. is a wholly-owned subsidiary of Thrivent Financial. Its principal executive offices are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. In addition to serving as investment adviser, Thrivent Investment Mgt. also serves as the principal underwriter and administrative services provider for The AAL International Fund and The AAL Equity Income Fund. Thrivent Investment Mgt. also serves as the investment adviser for a number of other funds of the Trust and The Lutheran Brotherhood Family of Funds with investment objectives similar to The AAL International Fund and The AAL Equity Income Fund. The relevant information concerning those comparable funds is set forth in the following table.

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Net Assets
                                                                          of Fund at                                         Fees
                                                                      September 30, 2003  Annual Rate of Compensation      Waived or
    Name of Portfolio                Investment Objective               (in thousands)     (% of average net assets)        Reduced
------------------------------------------------------------------------------------------------------------------------------------
The AAL Technology Stock  Seeks long-term capital appreciation by          42,841         0.75%                              Yes/1/
Fund                      investing primarily in a diversified
                          portfolio of common stocks and securities
                          convertible into common stocks.
------------------------------------------------------------------------------------------------------------------------------------
The AAL Aggressive        Seeks long-term capital appreciation by          40,517         0.80% of first $100 million         No
Growth Fund               investing primarily in a diversified                            0.75% of next $400 million
                          portfolio of common stocks and securities                       0.70% above $500 million
                          convertible into common stocks.
------------------------------------------------------------------------------------------------------------------------------------
The AAL Small Cap Stock   Seeks long-term capital growth by               350,028         1.00% of the first $500 million     No
Fund                      investing primarily in a diversified                            0.90% above $500 million
                          portfolio of common stocks of U.S. small
                          capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
The AAL Small Cap Value   Seeks long-term capital appreciation             46,253         0.70%                               No
Fund                      by investing primarily in a diversified
                          portfolio of small company common
                          stocks and securities convertible into
                          small company common stocks.
------------------------------------------------------------------------------------------------------------------------------------
The AAL Mid Cap Stock     Seeks long-term capital growth by               755,612         0.70% of first $200 million         No
Fund                      investing primarily in common stocks and                        0.65% above $200 million
                          securities convertible into common stocks
                          of mid-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
The AAL Capital Growth    Seeks long-term capital growth by             2,840,875         0.65% of first$500 million          No
Fund                      investing primarily in a diversified                            0.575% of next $500 million
                          portfolio of common stocks and securities                       0.50% of next $4,000 million
                          convertible into common stocks.                                 0.45% above $5,000 million
------------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood      Seeks to achieve long-term growth of            137,235         0.50% of first $100 million         No
Opportunity Growth Fund   capital.                                                        0.40% of next $150 million
                                                                                          0.35% of next $250 million
                                                                                          0.30% of next $500 million
                                                                                          0.25% above $1 billion
------------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood      Seeks to achieve long-term growth of            145,278         0.50% of first $100 million         No
Mid Cap Growth Fund       capital.                                                        0.40% of next $150 million
                                                                                          0.35% of next $250 million
                                                                                          0.30% of next $500 million
                                                                                          0.25% above $1 billion
------------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood      Seeks total return from long-term growth         78,110         1.00% of first $20 million          No
World Growth Fund         of capital.                                                     0.85% of next $30 million
                                                                                          0.75% above $50 million
------------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood      Seeks to achieve long-term growth of             38,761         0.425% of first $500 million       Yes/2/
Growth Fund               capital                                                         0.375% of next $500 million
                                                                                          0.325% above $1 billion
------------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood      Seeks growth of capital and income.             816,514         0.40% of first $500 million         No
Fund                                                                                      0.35% of next $500 million
                                                                                          0.30% above $1 billion
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood      Seeks to achieve long-term growth of             38,184         0.40% of first $500 million        Yes/4/
Value Fund                capital.                                                        0.35% of next $500 million
                                                                                          0.30% above $1 billion
------------------------------------------------------------------------------------------------------------------------------------

          /1/ Effective January 1, 2003, the investment adviser's voluntary expense reimbursement for Class A and B shares is 1.00% and 1.75%, respectively, of average daily net assets of The AAL Technology Stock Fund. This temporary reimbursement may be discontinued at any time.

          /2/ As of January 1, 2003, the investment adviser has voluntarily agreed to temporarily waive a portion of its advisory fee and to bear certain expenses associated with operating the Lutheran Brotherhood Growth Fund equal in the aggregate to 1.25% of the average daily net assets of the Fund. This temporary waiver and expense offset provision may be discontinued at any time.

          /3/ As of January 1, 2003, the investment adviser has voluntarily agreed to temporarily waive a portion of its advisory fee and to bear certain expenses associated with operating the Lutheran Brotherhood Value Fund equal in the aggregate to 0.80% of the average daily net assets of the Fund. This temporary waiver and expense offset provision may be discontinued at any time.

          The AAL International Fund and The AAL Equity Income Fund each pay Thrivent Investment Mgt. and Thrivent Financial fees related to distribution of the fund shares, maintenance of shareholder records, and accounting. The aggregate amount The AAL International Fund and The AAL Equity Income Fund paid for these services during the fiscal year ended April 30, 2003, was as follows:

                                   The AAL International Fund   The AAL Equity Income Fund
                                   --------------------------   --------------------------
Distribution Services                      $424,053                     $678,035
Accounting Services                          50,000                       55,000
Shareholder Maintenance Services            198,100                      142,759

          The name, address, and principal occupation of the principal executive officer and each director of Thrivent Investment Mgt. are as follows:

Principal Executive Officer and Director:

Name                       Address                   Principal Occupation
----                       -----------------------   -----------------------------------------
Bruce J. Nicholson         625 Fourth Avenue South   President and Chief Executive Officer of
                           Minneapolis, MN 55415     Thrivent Financial

Directors:

Name                       Address                   Principal Occupation
----                       -----------------------   -----------------------------------------
John O. Gilbert            625 Fourth Avenue South   Chairman of the Board of
                           Minneapolis, MN 55415     Thrivent Financial

Jon M. Stellmacher         4321 North Ballard Road   Executive Vice President, Financial
                           Appleton, Wisconsin       Services Operations of Thrivent
                           54919-0007                Financial

Lawrence W. Stranghoener   625 Fourth Avenue South   Executive Vice President and Chief
                           Minneapolis, MN 55415     Financial Officer of Thrivent Financial

Pamela J. Moret            625 Fourth Avenue South   Executive Vice President, Marketing
                           Minneapolis, MN 55415     and Products of Thrivent Financial

Woodrow E. Eno             625 Fourth Avenue South   Senior Vice President, General Counsel
                           Minneapolis, MN 55415     and Secretary of Thrivent Financial

James A. Thomsen           625 Fourth Avenue South   Senior Vice President, Field Distribution
                           Minneapolis, MN 55415     of Thrivent Financial

          Officers and Trustees of the Trust who are affiliated with Thrivent Investment Mgt. and the nature of their affiliation are as follows:

Officer/Trustee Name       Position with the Trust    Position with Thrivent Investment Mgt.
--------------------       ------------------------   ----------------------------------------
John O. Gilbert            Chairman and Trustee       Director and Chairman
Lawrence W. Stranghoener   Trustee                    Director and Senior Vice President
Pamela J. Moret            President                  Director and Senior Vice President
James H. Abitz             Vice President             Senior Vice President and Chief
                                                      Investment Officer
Frederick P. Johnson       Vice President             Vice President
Thomas R. Mischka          Vice President and Anti-   Vice President
                           Money Laundering Officer
Brenda J. Pederson         Vice President             Vice President
Charles D. Gariboldi       Treasurer                  Vice President
Brett L. Agnew             Secretary                  Assistant Secretary
John C. Bjork              Assistant Secretary        Assistant Secretary
James E. Nelson            Assistant Secretary        Vice President and Assistant Secretary
Marlene J. Nogle           Assistant Secretary        Assistant Secretary
Todd J. Kelly              Assistant Treasurer        Manager, Fund Accounting Operations
Gerard V. Vaillancourt     Assistant Treasurer        Manager, Fund Accounting Administration

Required Vote

          Approval of Proposals 5A and 5B by The AAL International Fund and The AAL Equity Income Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Funds means the lesser of (a) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shareholders of The AAL International Fund and The AAL Equity Income Fund will vote separately on Proposals 5A and 5B, respectively.

Recommended Shareholder Action

          The Board, including the Independent Trustees, unanimously recommends that shareholders vote FOR approval of Proposals 5A and 5B.

                                   PROPOSAL 6

         Approval of Proposed Policy Permitting the Board of Trustees to Authorize Thrivent Investment Management Inc. to Enter into and
      Materially Amend Subadvisory Agreements Without Shareholder Approval

          This proposal would give Thrivent Investment Mgt. the authority, with approval of the Board of Trustees, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval. A fund operating under this structure is sometimes referred to as a "manager of managers fund." Thrivent Investment Mgt. does not have any current intentions to engage a subadvsier for any of the Funds that do not currently use a subadviser, except The AAL Small Cap Value Fund. Thrivent Investment Mgt. is also currently considering reallocating subadviser management of the assets of The AAL International Fund.

Background

          Federal securities laws generally require that shareholders approve agreements with a Fund's subadviser, as well as with the investment adviser. Shareholder action also is required if the terms of existing agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the subadvisory contract. In order to obtain shareholder approval, the Fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by Thrivent Investment Mgt. regarding subadvisers. The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes and will enable the Board to make more timely changes it deems appropriate with respect to day-to-day management of a Fund's assets.

          Thrivent Investment Mgt. currently serves as the investment adviser for each Fund. For all of these Funds except The AAL International Fund and The AAL High Yield Bond Fund, Thrivent Investment Mgt. presently makes the day-to-day investment decisions. In the future, the Board of Trustees, on the recommendation of Thrivent Investment Mgt., may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund. In such cases, Thrivent Investment Mgt. would allocate and, when appropriate, reallocate the Fund's assets among such subadvisers subject to the general oversight and approval of the Board of Trustees. Each subadviser would have discretionary authority to invest that portion of a Fund's assets assigned to it.

          Under the proposed policy, Thrivent Investment Mgt. will engage in ongoing, highly disciplined subadviser evaluations on both a quantitative and qualitative basis. Thrivent Investment Mgt. will periodically gather and analyze performance information regarding the subadvised Fund. Thrivent Investment Mgt. will also evaluate whether the subadviser's investment style is appropriate for the Fund. Thrivent Investment Mgt. will report its findings on these matters to the Board of Trustees and will make recommendations regarding subadvisers based on those findings. The proposed policy would allow the Board of Trustees to approve the addition of a new subadviser or the replacement of an existing subadviser without shareholder approval.

SEC Exemptive Order

          On February 19, 2003, the Securities and Exchange Commission (the "SEC") granted the Trust and Thrivent Investment Mgt. an order exempting them from the federal securities law requiring shareholder approval of the appointment of unaffiliated subadvisers (the "Exemptive Order"). The Exemptive Order permits Thrivent Investment Mgt., with the approval of the Board of Trustees, to hire, fire, and to enter into and materially amend investment subadvisory agreements without shareholder approval. The Exemptive Order also allows Thrivent Investment Mgt., with Board approval, to replace or reinstate subadvisers with respect to subadvisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The Exemptive Order applies to at least the following situations:

..    Thrivent Investment Mgt. recommends that a Fund's management be diversified by adding another subadviser;
..    Thrivent Investment Mgt. recommends that a subadviser be removed for substandard performance and replaced with a different subadviser; or
..    There is a change of control of the subadviser and Thrivent Investment
     Mgt. desires to retain the subadviser to the Fund.

          Under the Exemptive Order, the Trust and Thrivent Investment Mgt. are subject to several conditions imposed by the SEC to ensure that the interests of a Fund's shareholders are adequately protected. Among these conditions, within 90 days of a change to a Fund's subadvisory arrangements, the Trust will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

..    Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to Thrivent Investment Mgt. Thrivent Investment Mgt. will continue to pay all subadvisory fees out of the advisory fees it receives from each subadvised Fund. Thrivent Investment Mgt., directly or through subadvisers, also will continue to provide the same level of management and administrative services to the Funds as it has always provided.

Comparison of Current and Proposed Selection Process for Subadvisers

          Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

..    The nature, quality and scope of services provided by a subadviser to investment companies comparable to the Fund;
..    The ability of the subadviser to provide its services to the Fund, as well as its personnel, operations, financial condition, regulatory compliance, or any other factor that would affect the provision of those services;
..    The subadviser's investment performance with respect to mutual funds or other comparable managed accounts with investment objectives and programs similar to those of the affected Fund; and
..    Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

          Under the current process for approval of subadvisory agreements, both the Board and shareholders must approve any change in subadvisory agreements. Shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements. If the policy is approved, all subadvisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board. As presently is the case, under the proposed policy all subadvisory agreements would be terminable on 60 days notice by the Board, Thrivent Investment Mgt., a vote of shareholders, or the subadviser without the payment of a penalty by any party.

Required Vote

          Approval of Proposal 6 by a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund entitled to vote, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy. Shareholders of each Fund will vote separately on Proposal 6. Holders of various classes of shares within a Fund will vote together on this proposal. It is possible that shareholders of one or more Funds will approve this proposal, while shareholders of the other Fund(s) do not. In that case, the particular proposal would become effective for the Fund(s) whose shareholders approved the proposal, but not for the remaining Fund(s).

Recommended Shareholder Action

          The Board, including Independent Trustees, unanimously recommends that shareholders vote FOR Proposal 6. If the proposal is not approved by shareholders of a Fund, the Fund will not be permitted to rely on the Exemptive Order.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

          The Board of Trustees does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, the proxies identified on the voting instruction form intend to vote Fund shares on such matters in accordance with their best judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

          There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board of Trustees in their discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. No postage is necessary if it is mailed in the United States. Alternatively, you may vote by telephone or the Internet by using the web site address or telephone number on the enclosed proxy card. (https://vote.proxy-direct.com).

December 30, 2003
Date of Proxy Statement

                                   Appendix A

                                AMENDMENT NO. 17
                        TO INVESTMENT ADVISORY AGREEMENT
                             (The AAL Mutual Funds)

Exhibit A to the Investment Advisory Agreement between Thrivent Investment Management Inc. and The AAL Mutual Funds, dated November 28, 1990, is hereby
amended, effective         , as follows:
                   --------

1.   The investment advisory fee for The AAL International Fund is increased to
     0.80 of 1% on the first $500 million of average daily net assets, 0.75 of 1% of daily net assets over $500 million but not more than $1 billion,
     0.725 of 1% of daily net assets over $1 billion but not more than $2.5 billion, 0.70 of 1% of daily net assets over $2.5 billion but not more than $5 billion, and 0.675 of 1% of average daily net assets over $5 billion.

2.   The investment advisory fee for The AAL Equity Income Fund is increased to
     0.65 of 1% on the first $500 million of average daily net assets, 0.60 of 1% of daily net assets over $500 million but not more than $1 billion, 0.55 of 1% of daily net assets over $1 billion but not more than $2.5 billion,
     0.525 of 1% of daily net assets over $2.5 billion but not more than $5 billion, and 0.50 of 1% of average daily net assets over $5 billion.

A revised Exhibit A is attached hereto.

                              THE AAL MUTUAL FUNDS


By
  ---------------------------------
  Pamela J. Moret, President


THRIVENT INVESTMENT MANAGEMENT INC.


By
  ---------------------------------
  Bruce J. Nicholson, President

                                    EXHIBIT A
                                       TO
               THE AAL MUTUAL FUNDS INVESTMENT ADVISORY AGREEMENT
                             Dated November 28, 1990

1.   The AAL Capital Growth Fund (effective September 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.65 of 1% on the first $500 million of average daily net assets, 0.575 of 1% on the next $500 million of average daily net assets, and 0.50 of 1% on the next $4 billion of average daily net assets, and 0.45 of 1% of average daily net assets over $5 billion.

2.   The AAL Bond Fund (effective September 1, 1998)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.45 of 1% of average daily net assets.

3.   The AAL Municipal Bond Fund (effective September 1, 1998)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.45 of 1% of average daily assets.

4.   The AAL Money Market Fund (effective date December 21, 1990)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.50 of 1% on the first $500 million of average daily net assets and 0.45 of 1% of average daily net assets over $500 million.

5. The AAL U.S. Government Zero Coupon Target Fund, Series 2006 (effective November 13, 1991)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.50 of 1% of average daily net assets.

6.   The AAL Mid Cap Stock Fund (effective September 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.70 of 1% on the first $200 million of average daily net assets, 0.65 of 1 % of average daily net assets of the next $800 million, and, 0.60 of 1% of average daily net assets over $1 billion.

7.   The AAL Equity Income Fund (effective    )
                                           ---

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.65 of 1% on the first $500 million of average daily net assets, 0.60 of 1% of daily net assets over $500 million but not more than $1 billion, 0.55 of 1% of daily net assets over $1 billion but not more than $2.5 billion, 0.525 of 1% of daily net assets over $2.5 billion but not more than $5 billion, and 0.50 of 1% of average daily net assets over $5 billion.

8.   The AAL International Fund (effective       )
                                           ------

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.80 of 1% on the first $500 million of average daily net assets, 0.75 of 1% of daily net assets over $500 million but not more than $1 billion, 0.725 of 1% of daily net assets over $1 billion but not more than $2.5 billion, 0.70 of 1% of daily net assets over $2.5 billion but not more than $5 billion, and 0.675 of 1% of average daily net assets over $5 billion.

9.   The AAL Small Cap Stock Fund (effective September 1, 1998)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.70 of 1 % on the first $200 million of average daily net assets and 0.65 of 1% of average daily net assets over $200 million.

10.  The AAL High Yield Bond Fund (effective September 1, 1998)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.55 of 1% of average daily net assets.

11.  The AAL Balanced Fund (effective September 1, 1998)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at the annual rate of 0.55 of 1% of average daily net assets.

12.  The AAL Large Company Index Fund (effective December 31, 1999)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.25 of 1% on the first $50 million of average daily net assets and 0.175 of 1% of average daily net assets over $50 million.

13.  The AAL Mid Cap Index Fund (effective December 31, 1999)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.25 of 1% on the first $50 million of average daily net assets and 0.20 of 1% of average daily net assets over $50 million.

14.  The AAL Bond Index Fund (effective December 31, 1999)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.25 of 1% on the first $50 million of average daily net assets and 0.175 of 1% of average daily net assets over $50 million.

15.  The AAL Large Company Index Fund II (effective July 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.25 of 1% of average daily net assets.

16.  The AAL Mid Cap Index Fund II (effective July 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.25 of 1% of average daily net assets.

17.  The AAL Small Cap Index Fund II (effective July 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.25 of 1% of average daily net assets.

18.  The AAL Aggressive Growth Fund (effective July 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.80 of 1% on the first $100 million of average daily net assets, 0.75 of 1% of daily net assets over $100 million but less than $500 million, and 0.70 of 1% of average net assets over $500 million.

19.  The AAL Technology Stock Fund (effective July 1, 2000)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of The AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.75 of 1% of average daily net assets.

20.  The AAL Small Cap Value Fund (effective July 17, 2001)

     The management fee for this Fund, calculated in accordance with Paragraph 5 of the AAL Mutual Funds Investment Advisory Agreement, shall be at an annual rate of 0.70 of 1% of the average daily net.

THE AAL MUTUAL FUNDS
625 Fourth Avenue South
Minneapolis, Minnesota 55415

----------

PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 9, 2004

----------

     The undersigned hereby appoints John O. Gilbert, Pamela J. Moret, Karl D. Anderson, Brett L. Agnew, John C. Bjork, James E. Nelson, or Marlene J. Nogle, or any of them, true and lawful proxies, with power of substitution, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 at 8:30 a.m. Central Time on March 9, 2004, or at any adjournments thereof, on the matters described in the accompanying Notice of Special Meeting and Proxy Statement. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. The Board of Trustees recommends a vote "For" each proposal.

     Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                      ---------------------------------------
                      999 9999 9999 999
                      ---------------------------------------

                      Note: Please sign exactly as your name appears on this card.If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.


                      ---------------------------------------
                      Signature


                      ---------------------------------------
                      Signature of joint owner, if any

                      ---------------------------------------
                      Date

[Fund name(s) will print here]

This proxy card is solicited on behalf of the Board of Trustees of The AAL Mutual Funds. You must mark the box "abstain" if you wish to abstain. If no choice is indicated, this proxy will be voted affirmatively on these matters. When this voting instruction form is properly executed, the shares represented hereby will be voted in accordance with the choices made on this form. If no choice is indicated on this form, the voting instruction will be deemed to be affirmative on these matters.

The Board of Trustees recommends a vote "For" each proposal.

[ ] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)

To vote, mark blocks below in blue or black ink as follows. Example: [X]

1.   To elect Trustees                                           FOR   WITHHOLD   FOR ALL
                                                                 ALL   ALL        EXCEPT*
     01 Pamela J. Moret                                          [ ]   [ ]        [ ]

     02 Herbert F. Eggerding, Jr.
     03 Noel K. Estenson
     04 Jodi L. Harpstead
     05 Connie M. Levi
     06 F. Gregory Campbell
     07 Richard L. Gady
     08 Edward W. Smeds

     To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number and name on the line provided below.

     ----------

2.   To amend and eliminate certain investment policies
     regarding:                                                  FOR   AGAINST    ABSTAIN

     A.   Diversification                                        [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     B.   Lending                                                [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     C.   Borrowing and Senior securities                        [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     D.   Real estate                                            [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     E.   Commodities                                            [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     F.   Concentration of assets                                [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     G.   Underwriting securities of other issuers               [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     H.   Margin transactions                                    [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     I.   Short sales                                            [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     J.   Pledge of assets                                       [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     K.   Oil, gas, and mineral investments                      [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     L.   Restricted securities                                  [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     M.   Unseasoned issuers                                     [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     N.   Investment in other investment companies               [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

     O.   Control securities                                     [ ]   [ ]        [ ]
          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

3.   To approve amendments to The AAL Mutual Funds               FOR   AGAINST    ABSTAIN
     Declaration of Trust:
     A.   To amend the voting requirements for a                 [ ]   [ ]        [ ]
          Reorganization of the Trust or a Series
          of the Trust

     B.   To amend the requirements for liquidation and          [ ]   [ ]        [ ]
          eliminate the requirement for shareholder approval
          of such liquidations of the Trust or any series or
          class of shares of the Trust

     C.   To eliminate the restriction on involuntary            [ ]   [ ]        [ ]
          redemptions of small accounts

4.   To approve an amendment to the investment objective of      FOR   AGAINST    ABSTAIN
     The AAL Equity Income Fund                                  [ ]   [ ]        [ ]

5.   To approve an increase in the advisory fees for:            FOR   AGAINST    ABSTAIN
     A.   The AAL International Fund                             [ ]   [ ]        [ ]

     B.   The AAL Equity Income Fund                             [ ]   [ ]        [ ]

6.   To approve a policy permitting the Board of Trustees to     FOR   AGAINST    ABSTAIN
     authorize Thrivent Investment Management Inc. to enter      [ ]   [ ]        [ ]
     into or materially amend subadvisory agreements without
     shareholder approval

          The AAL Technology Stock Fund
          The AAL Aggressive Growth Fund
          The AAL Small Cap Stock Fund
          The AAL Small Cap Index Fund II
          The AAL Small Cap Value Fund
          The AAL Mid Cap Stock Fund
          The AAL Mid Cap Index Fund
          The AAL Mid Cap Index Fund II
          The AAL International Fund
          The AAL Capital Growth Fund
          The AAL Large Company Index Fund
          The AAL Large Company Index Fund II
          The AAL Equity Income Fund
          The AAL Balanced Fund
          The AAL High Yield Bond Fund
          The AAL Municipal Bond Fund
          The AAL Bond Fund
          The AAL Bond Index Fund
          The AAL Money Market Fund
          The AAL U.S. Government Zero Coupon Target
             Fund, Series 2006

Every shareholder's vote is important! Please sign, date and return your voting instruction form today!

Every proxy vote is important!

Vote your proxy on the phone or Internet.

It saves money! Telephone and Internet voting saves postage costs, which can help minimize fund expenses.

It saves time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's easy!  Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-235-4258 or go to the website:

        https://vote.proxy-direct.com
        -----------------------------

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.



                                                                      Proxy 2003